                                                                   EXHIBIT 4.5

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                     WACHOVIA BANK, NATIONAL ASSOCIATION
                                 as Servicer,

               WACHOVIA MORTGAGE LOAN TRUST, LLC [_____] TRUST
                                  as Issuer,

                     WACHOVIA BANK, NATIONAL ASSOCIATION
                               as Paying Agent

                                     and

                             [_________________]
                             as Indenture Trustee

                          _________________________

                             SERVICING AGREEMENT

                          Dated as of _____ __, 200_
                          _________________________

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                              TABLE OF CONTENTS

      Section 2.01   Representations and Warranties Regarding the

      Section 3.05   Maintenance of Hazard Insurance; Property

      Section 3.13   Annual Independent Public Accountant's Servicing
                     Report.................................................17

      Section 3.14   Access to Certain Documentation and Information
                     Regarding the Mortgage Loans...........................17

      Section 3.15   Maintenance of Certain Servicing Insurance Policies....17

      Section 3.16   Information Required by the Internal Revenue
                     Service and Reports of Foreclosures and

                                           -i-

      Section 6.02   Merger or Consolidation of, or Assumption of the

      Section 6.06   Payment of Indenture Trustee's, the Paying Agent's
                     and Owner Trustee's Fees and Expenses;

                                           -ii-

      Section 8.07   Third-Party Beneficiaries..............................34

      Section 8.08   Counterparts...........................................34

      Section 8.09   Effect of Headings and Table of Contents...............34

      Section 8.10   Termination upon Purchase by the Servicer or
                     Liquidation of All Mortgage Loans; Partial
                     Redemption.............................................34

      Section 8.11   Certain Matters Affecting the Indenture Trustee
                     and the Paying Agent...................................35

      Section 8.12   Owner Trustee, Paying Agent and Indenture Trustee
                     Not Liable for Related Documents.......................35

ARTICLE IX     Compliance with Regulation AB................................35

      Section 9.01   Intent of the Parties; Reasonableness..................35

      Section 9.02   Additional Representations and Warranties of the
                     Indenture Trustee......................................35

      Section 9.03   Information to be provided by the Indenture Trustee....35

      Section 9.04   Report on Assessment of Compliance and Attestation.....35

      Section 9.05   Indemnification; Remedies..............................35

EXHIBITS

                                           -iii-

      This Servicing Agreement,  dated as of _____ __, 200_ (the "Agreement"), is among Wachovia Bank,  National  Association,  as servicer (the "Servicer"), the  Wachovia  Mortgage  Loan  Trust,  LLC  [______]  Trust,  as  issuer  (the
"Issuer"),  Wachovia Bank, National Association,  as Paying Agent (the "Paying
Agent"),  and  [_________________],   as  indenture  trustee  (the  "Indenture
Trustee").

                                 WITNESSETH:

      WHEREAS,  pursuant to the terms of the  Purchase  Agreement  (as defined herein),  Wachovia Bank,  National  Association,  as seller (in such capacity,
"Seller") and as servicer,  will sell to Wachovia Mortgage Loan Trust, LLC, as purchaser (in such capacity,  the "Purchaser"),  the Initial Mortgage Loans on the  Closing  Date,  and may  sell  Subsequent  Mortgage  Loans on one or more
Subsequent Transfer Dates,  together with the Related Documents on the Closing
Date and any Subsequent  Transfer Date, and thereafter all Additional Balances created on or after the Cut-Off Date and any such Subsequent Transfer Date;

      WHEREAS,  Wachovia  Mortgage  Loan  Trust,  LLC, as  depositor  (in such capacity,  the  "Depositor"),  will sell the Initial Mortgage Loans and assign all of its rights under the Purchase  Agreement to the Issuer,  together  with the Related Documents on the Closing Date, and thereafter  Subsequent Mortgage
Loans and  Additional  Balances  relating to the Mortgage  Loans created on or after the Cut-Off Date;

      WHEREAS,  pursuant to the terms of the Trust Agreement,  the Issuer will issue the Certificates;

      WHEREAS,  pursuant to the terms of the Indenture,  the Issuer will issue the Notes; and

      WHEREAS,  pursuant to the terms of this  Agreement,  the  Servicer  will service the Mortgage Loans directly or through one or more Subservicers.

      NOW,  THEREFORE,   in  consideration  of  the  mutual  covenants  herein
contained, the parties hereto agree as follows:

                                  ARTICLE I

                                 Definitions

Section 1.01      Definitions.  For all purposes of this Agreement,  except as otherwise  expressly provided herein or unless the context otherwise requires, capitalized  terms  not  otherwise  defined  herein  shall  have the  meanings assigned  to such  terms in the  Definitions  contained  in  Appendix A to the indenture dated as of _____ __, 200_ (the "Indenture"),  among the Issuer, the
Paying Agent and the Indenture  Trustee,  which is  incorporated  by reference herein.  All other  capitalized  terms used  herein  shall  have the  meanings specified herein.

Section 1.02      Other Definitional Provisions.

(a)   All terms  defined in this  Agreement  shall have the  defined  meanings when used in any  certificate  or other  document  made or delivered  pursuant hereto unless otherwise defined therein.

(b)   As used in this Agreement and in any  certificate or other document made or delivered pursuant hereto or thereto,  accounting terms not defined in this
Agreement or in any such  certificate or other document,  and accounting terms partly  defined  in  this  Agreement  or in  any  such  certificate  or  other document, to the extent not defined,  shall have the respective meanings given to them under generally  accepted  accounting  principles.  To the extent that the  definitions  of  accounting  terms  in  this  Agreement  or in  any  such certificate  or other  document  are  inconsistent  with the  meanings of such
terms  under  generally  accepted  accounting   principles,   the  definitions
contained  in this  Agreement  or in any such  certificate  or other  document shall control.

(c)   The words  "hereof,"  "herein,"  "hereunder" and words of similar import when used in this  Agreement  shall refer to this Agreement as a whole and not to any particular provision of this Agreement;  Section and Exhibit references contained in this  Agreement are  references to Sections and Exhibits in or to this Agreement unless  otherwise  specified;  the term "including"  shall mean
"including  without  limitation";  "or" shall include  "and/or";  and the term
"proceeds" shall have the meaning ascribed thereto in the UCC.

(d)   The  definitions  contained  in this  Agreement  are  applicable  to the singular  as well as the plural  forms of such terms and to the  masculine  as well as the feminine and neuter genders of such terms.

(e)   Any  agreement,  instrument or statute  defined or referred to herein or in any instrument or certificate  delivered in connection  herewith means such agreement,  instrument  or statute as from time to time  amended,  modified or
supplemented   and  includes  (in  the  case  of  agreements  or  instruments)
references to all attachments  thereto and instruments  incorporated  therein;
references to a Person are also to its permitted successors and assigns.

Section 1.03      Interest   Calculations.   All   calculations   of  interest
hereunder  that are made in  respect  of the  Principal  Balance of a Mortgage
Loan shall be made on a daily basis  using a 365-day  year.  All  calculations of interest  on the Notes  shall be made on the basis of the actual  number of days in an  Interest  Period and a year  assumed to consist of  360-days.  The calculation  of the Servicing Fee shall be made on the basis of a 360-day year consisting of twelve 30-day months.  All dollar amounts  calculated  hereunder shall be  rounded  to the  nearest  penny  with  one-half  of one penny  being rounded up.

                                   ARTICLE II

                        Representations and Warranties

Section 2.01      Representations and Warranties  Regarding the Servicer.  The
Servicer  represents  and  warrants to the Issuer,  the  Enhancer  and for the benefit of the Indenture Trustee,  as pledgee of the Mortgage Loans, as of the
Closing Date:

(a)   The  Servicer  is a national  banking  association  duly  organized  and validly  existing  under the laws of the United  States of  America  and is or will be in  compliance  with the laws of each  state  in which  any  Mortgaged
Property is located to the extent  necessary to ensure the  enforceability  of each Mortgage Loan;

(b)   The Servicer has the power and authority to make,  execute,  deliver and perform  its  obligations  under this  Agreement  and all of the  transactions contemplated  under this Agreement,  has taken all necessary  corporate action to authorize the execution,  delivery and performance of this  Agreement,  and has duly executed and delivered this Agreement;

(c)   The  Servicer is not  required to obtain the consent of any other Person or any consents,  licenses, approvals or authorizations from, or registrations or  declarations  with,  any  governmental  authority,  bureau  or  agency  in
connection   with  the   execution,   delivery,   performance,   validity   or
enforceability  of  this  Agreement,  except  for  such  consents,   licenses,
approvals or authorizations,  or registrations or declarations,  as shall have been obtained or filed, as the case may be;

(d)   The  execution  and  delivery of this  Agreement by the Servicer and the performance  and  compliance  with the terms of this Agreement by the Servicer will not violate the Articles of  Association  or Bylaws of the  Servicer,  or
constitute  a material  default  (or an event  which,  with notice or lapse of time, or both,  would  constitute a material  default) under, or result in the material breach of, any material  contract,  agreement or other  instrument to which the  Servicer is a party or which may be  applicable  to the Servicer or any of its respective assets;

(e)   No litigation is currently pending,  or to the knowledge of the Servicer threatened,  against the  Servicer,  that in the opinion of the Servicer has a reasonable  likelihood  of  resulting  in a  material  adverse  effect  on the transactions contemplated by this Agreement;

(f)   This Agreement  constitutes a legal, valid and binding obligation of the
Servicer,  enforceable  against  the  Servicer in  accordance  with its terms, except as enforceability may be limited by applicable bankruptcy,  insolvency, reorganization,  moratorium  and  other  laws  affecting  the  enforcement  of creditors'  rights in  general,  as they may be applied in the  context of the
insolvency  of  a  national  banking   association,   and  by  general  equity
principles  (regardless  of  whether  such  enforcement  is  considered  in  a proceeding  in  equity  or  at  law),  and  by  public  policy  considerations underlying  the  securities  laws,  to the  extent  that  such  public  policy considerations  limit the  enforceability  of the provisions of this Agreement which purport to provide  indemnification  from  liabilities  under applicable securities laws; and

(g)   The  Servicer is not in default  with  respect to any order or decree of any court or any order,  regulation or demand of any federal, state, municipal or  governmental  agency,  which  default might have  consequences  that would materially  and  adversely  affect the  condition  (financial or otherwise) or operations  of the  Servicer  or  its  respective  properties  or  might  have
consequences   that  would   materially   adversely   affect  the   respective
performance of the Servicer hereunder.

      The  foregoing   representations   and  warranties   shall  survive  any
termination of the Servicer hereunder.

Section 2.02      Representations  and  Warranties  of the Issuer.  The Issuer
hereby  represents  and  warrants to the  Servicer  and for the benefit of the
Indenture Trustee, as pledgee of the Mortgage Loans, as of the Closing Date:

(a)   the Issuer is a statutory  trust duly formed and in good standing  under the laws of the State of  Delaware  and has full  power,  authority  and legal right to execute and deliver  this  Agreement  and to perform its  obligations under this  Agreement,  and has taken all  necessary  action to authorize  the execution, delivery and performance by it of this Agreement; and

(b)   the  execution  and  delivery  by the Issuer of this  Agreement  and the performance  by the Issuer of its  obligations  under this  Agreement will not violate any  provision of any law or  regulation  governing  the Issuer or any order,  writ,  judgment  or decree of any court,  arbitrator  or  governmental authority  or  agency  applicable  to the  Issuer or any of its  assets.  Such execution,  delivery,  authentication  and  performance  will not  require the authorization,  consent or approval of, the giving of notice to, the filing or registration  with,  or the taking of any other  action  with  respect to, any
governmental   authority  or  agency  regulating  the  activities  of  limited
liability   companies.   Such   execution,   delivery,    authentication   and
performance  will not conflict  with,  or result in a breach or violation  of, any mortgage,  deed of trust,  lease or other agreement or instrument to which the Issuer is bound.

Section 2.03      Enforcement   of   Representations   and   Warranties.   The
Servicer,  on behalf of and subject to the direction of the Indenture Trustee,
as  pledgee  of  the  Mortgage  Loans,  or  the  Issuer,   shall  enforce  the
representations  and  warranties  of  the  Seller  pursuant  to  the  Purchase
Agreement.  Upon the  discovery by the Seller,  the  Depositor,  the Servicer, the  Indenture  Trustee,  the Enhancer or the Issuer of a breach of any of the representations  and warranties made by the Seller in the Purchase  Agreement, in respect of any Mortgage Loan which  materially  and  adversely  affects the interests of the  Securityholders or the Enhancer,  the party discovering such breach shall give prompt  written  notice to the other  parties.  The Servicer shall promptly notify the Seller of such breach and request that,  pursuant to the terms of the Purchase  Agreement,  the Seller  either (i) cure such breach in all material  respects within 90 days from the date the Seller was notified of such  breach or (ii)  purchase  such  Mortgage  Loan from the Issuer at the price  and  in  the  manner  set  forth  in  Section 3.1(d)  of  the  Purchase
Agreement;   provided,   however,  that  the  Seller  shall,  subject  to  the
conditions set forth in the Purchase Agreement,  have the option to substitute an Eligible  Substitute  Loan or Loans for such  Mortgage  Loan.  In the event that the Seller elects to substitute  one or more  Eligible  Substitute  Loans pursuant  to  Section 3.1(d)  of the  Purchase  Agreement,  the  Seller  shall deliver to the  Servicer,  in  accordance  with the Purchase  Agreement,  with respect to such Eligible  Substitute  Loans, the original Loan Agreement,  the
Mortgage,  and such other  documents  and  agreements  as are  required by the
Purchase  Agreement.  Payments due with respect to Eligible  Substitute  Loans in the month of  substitution  shall not be transferred to the Issuer and will be retained by the  Servicer and remitted by the Servicer to the Seller on the next  succeeding  Payment  Date except to the extent that a payment  less than the  applicable  Minimum  Monthly  Payment has been received by the Issuer for such month in respect of the Mortgage Loan to be removed.  The Servicer  shall amend or cause to be  amended  the  Mortgage  Loan  Schedule  to  reflect  the removal of such Mortgage Loan and the substitution of the Eligible  Substitute
Loans and the  Servicer  shall  promptly  deliver  the amended  Mortgage  Loan
Schedule to the Owner Trustee and Indenture Trustee.

      It is  understood  and agreed that the  obligation of the Seller to cure such breach or purchase or substitute  for such Mortgage Loan as to which such a breach has  occurred  and is  continuing  shall  constitute  the sole remedy respecting such breach available to the Issuer and the Indenture  Trustee,  as pledgee of the Mortgage  Loans,  against the Seller.  In  connection  with the purchase of or  substitution  for any such  Mortgage  Loan by the Seller,  the
Issuer  shall  assign to the Seller all of its right,  title and  interest  in respect of the Purchase Agreement applicable to such Mortgage Loan.

                                  ARTICLE III

                Administration and Servicing of Mortgage Loans

Section 3.01      The Servicer.

(a)   The Issuer,  by execution  and delivery of this  Agreement,  does hereby appoint the  Servicer  for,  and subject to the terms of this  Agreement,  the
Servicer  assumes  responsibility  for, the  servicing of the Mortgage  Loans.
Each  original  Mortgage  File  and any  Related  Documents  delivered  to the
Servicer by the Seller  pursuant to the  provisions of this  Agreement and any
Subsequent  Transfer  Agreement shall be held in trust by the Servicer for the benefit  of the  Trust in  accordance  with the terms of this  Agreement.  The
Servicer's  possession  of any  portion of any  original  Mortgage  File,  any
Related  Documents or copies  thereof shall be  maintained in accordance  with the  provisions of this  Agreement to facilitate  the servicing of the related
Mortgage Loans pursuant to this Agreement.

(b)   The  Servicer  shall  service and  administer  the  Mortgage  Loans in a manner  generally  consistent  with  the  terms  of  this  Agreement  and  the collection  policy set forth on Exhibit B (the  "Collection  Policy") and in a manner that shall be normal and usual in its  mortgage  servicing  activities.
Subject to the Collection  Policy and the terms of this  Agreement  (including without  limitation  Sections  3.08 and 3.09),  the  Servicer  shall have full power  and  authority  to do any  and  all  things  in  connection  with  such servicing and  administration  which it may deem  necessary or  desirable,  it being  understood,  however,  that  the  Servicer  shall at all  times  remain responsible to the Issuer,  the Paying Agent, the Indenture  Trustee and, as a
third-party  beneficiary  hereunder,  the Enhancer for the  performance of its duties and obligations hereunder.

      The Servicer  will at all times apply the same  standards and follow the same  procedures with respect to the decision to commence  litigation,  and in prosecuting  and  litigating  with respect to the Mortgage Loans as it applies and follows with respect to mortgage loans like the Mortgage Loans generally.

(c)   The Servicer  shall enforce the  respective  rights and interests of the
Issuer and the Indenture  Trustee in and under each Mortgage  Loan,  including the  Mortgaged  Property  and any other  related  security.  The  Servicer  is hereby authorized and empowered,  in performing its duties hereunder,  subject to the  limitations  set forth  herein,  to execute and deliver,  on behalf of itself,  the  Issuer,  the  Indenture  Trustee  or any of  them,  any  and all instruments of satisfaction or cancellation,  or of partial or full release or discharge and all other  comparable  instruments  with respect to the Mortgage
Loans and the Mortgaged  Properties.  The Issuer and the Indenture Trustee, as
applicable,   shall  execute  any  powers  of  attorney  and  other  documents furnished to them by the Servicer and necessary or  appropriate  to enable the
Servicer to carry out its servicing and  administrative  duties hereunder.  In addition,  the Servicer may, at its own discretion,  obtain credit information in the form of a  "credit  score"  from a credit  repository.  On the  Closing
Date,  the Indenture  Trustee shall deliver to the Servicer a limited power of attorney substantially in the form of Exhibit C hereto.

      No costs  incurred  by the  Servicer  in respect of  Servicing  Advances shall, for the purposes of  distributions to the Noteholders,  be added to the amount owing under the related Mortgage Loan.

      Notwithstanding   anything  to  the  contrary   contained  herein,   the
Servicer,  in servicing and administering the Mortgage Loans,  shall employ or cause  to  be  employed  procedures  (including  collection,  foreclosure  and management  procedures  with  respect to REO  Property)  and exercise the same care that it customarily  employs and exercises in servicing and administering mortgage  loans for its own account,  in  accordance  with  accepted  mortgage servicing practices of prudent lending  institutions  servicing mortgage loans
similar  to  the  Mortgage   Loans  and  giving  due   consideration   to  the
Noteholders', the Enhancer's and the Trust's reliance on the Servicer.

      If the Mortgage did not have a Lien senior to the related  Mortgage Loan on  the  related  Mortgaged  Property  as  of  the  Cut-Off  Date  or  related
Subsequent Cut-Off Date, as applicable,  then the Servicer,  in such capacity, may not  consent to the  placing of a Lien  senior to that of the  Mortgage on the  related  Mortgaged  Property.  If the  Mortgage  had a Lien senior to the related  Mortgage  Loan on the  related  Mortgaged  Property as of the Cut-Off
Date or related Subsequent Cut-Off Date, as applicable,  then the Servicer, in such  capacity,  may consent to the  refinancing  of such prior  senior  Lien, provided that (i) the  resulting  CLTV of such Mortgage Loan is no higher than the greater of the CLTV prior to such  refinancing or 100%;  (ii) the interest rate for the loan evidencing the refinanced  senior Lien is no higher than the interest  rate on the loan  evidencing  the existing  senior Lien  immediately prior to the date of such refinancing  (meaning,  in the case of an adjustable rate loan,  a  substantially  similar  index and a gross margin no higher than that  of the  existing  senior  Lien);  and  (iii)  the  loan  evidencing  the refinanced senior Lien is not subject to negative amortization.

      In connection with servicing the Mortgage  Loans,  the Servicer may take reasonable  actions to encourage or effect the  termination of Loan Agreements that have become dormant.

      The  relationship  of the Servicer (and of any successor to the Servicer as servicer  under this  Agreement)  to the Issuer,  the Paying  Agent and the
Indenture  Trustee under this  Agreement is intended by the parties to be that of an  independent  contractor  and not that of a joint  venturer,  partner or agent.

(d)   The Servicer may enter into  Subservicing  Agreements with  Subservicers for the  servicing  and  administration  of  certain  of the  Mortgage  Loans, provided that  notwithstanding  such  appointment,  the Servicer  shall remain liable  for the  performance  of all  servicing  duties  delegated  by it. The
Servicer  shall provide  written notice to the Indenture  Trustee,  the Paying
Agent  and  the  Enhancer  upon  entering  into  a   Subservicing   Agreement.
References  in this  Agreement to actions taken or to be taken by the Servicer in servicing  the Mortgage  Loans  include  actions  taken or to be taken by a
Subservicer  on behalf of the  Servicer  and any amount  actually  received by such  Subservicer  in respect of a Mortgage  Loan shall be deemed to have been received by the  Servicer  whether or not actually  received by the  Servicer.
Each Subservicing  Agreement will be upon such terms and conditions as are not inconsistent  with this Agreement and as the Servicer and the Subservicer have agreed.  With the approval of the  Servicer,  a  Subservicer  may delegate its servicing  obligations to third-party  servicers,  but such  Subservicers will remain obligated under the related Subservicing  Agreements.  The Servicer and the  Subservicer  may  enter  into  amendments  to  the  related  Subservicing
Agreements;  provided,  however,  that any such amendments shall not cause the
Mortgage   Loans  to  be  serviced  in  a  manner  that  would  be  materially inconsistent  with the  standards  set forth in this  Agreement.  The Servicer shall be entitled to terminate any  Subservicing  Agreement in accordance with the terms and conditions  thereof and without any limitation by virtue of this
Agreement;  provided,  however,  that  in  the  event  of  termination  of any
Subservicing Agreement by the Servicer or the Subservicer,  the Servicer shall either  act  as  servicer  of  the  related  Mortgage  Loan  or  enter  into a
Subservicing  Agreement  with a successor  Subservicer  which will be bound by the  terms  of the  related  Subservicing  Agreement.  The  Servicer  shall be entitled to enter into any agreement  with a Subservicer  for  indemnification of the Servicer and nothing  contained  in this  Agreement  shall be deemed to limit or modify such indemnification.

      In the event that the rights,  duties and  obligations  of the  Servicer
are  terminated  hereunder,   any  successor  to  the  Servicer  in  its  sole
discretion  may, to the extent  permitted by  applicable  law,  terminate  the existing  Subservicing  Agreement with any  Subservicer in accordance with the terms of the  applicable  Subservicing  Agreement  or  assume  the  terminated
Servicer's rights and obligations under such subservicing  arrangements  which termination or assumption will not violate the terms of such arrangements.

      As part of its servicing  activities  hereunder,  the Servicer,  for the benefit of the  Indenture  Trustee,  the Paying  Agent,  the  Enhancer and the
Securityholders,  shall use reasonable  efforts to enforce the  obligations of each Subservicer under the related Subservicing  Agreement, to the extent that the  non-performance  of any such  obligation  would have a  material  adverse effect on a Mortgage Loan. Such enforcement,  including,  without  limitation, the legal  prosecution of claims,  termination of Subservicing  Agreements and the pursuit of other appropriate  remedies,  shall be in such form and carried out to such an extent  and at such  time as the  Servicer,  in its good  faith business  judgment,  would  require were it the owner of the related  Mortgage
Loans.  The  Servicer  shall  pay the  costs  of such  enforcement  at its own expense,  and shall be reimbursed  therefor  only (i) from a general  recovery resulting  from such  enforcement  to the extent,  if any,  that such recovery exceeds all amounts due in respect of the related  Mortgage  Loan or (ii) from a specific  recovery of costs,  expenses or  attorneys  fees against the party against whom such enforcement is directed.

Section 3.02      Collection of Certain Mortgage Loan Payments.

(a)   The  Servicer  shall make  reasonable  efforts to collect  all  payments called for under the terms and  provisions of the Mortgage  Loans,  and shall, to the extent such  procedures  shall be  consistent  with this  Agreement and generally  consistent  with the  Collection  Policy,  follow  such  collection procedures  as shall be normal  and usual in its  general  mortgage  servicing activities  and  consistent  with  the  procedures  the  Servicer  employs  in
servicing  all  other   Mortgage   Loans  in  the  servicing   portfolio  with
characteristics  similar to those of the Mortgage  Loans.  Consistent with the foregoing,  and without limiting the generality of the foregoing, the Servicer may in its discretion  (i) waive any late payment charge,  penalty interest or other  fees which may be  collected  in the  ordinary  course of  servicing  a
Mortgage  Loan and (ii) arrange with a Mortgagor a schedule for the payment of
principal  and  interest  due  and  unpaid;   provided,   however,  that  such
arrangement is consistent  with the  Servicer's  policies with respect to home equity mortgage  loans.  The Servicer may also extend the Due Date for payment due on a Mortgage Loan in accordance  with the  Collection  Policy;  provided, however,  that the  Servicer  shall  first  determine  that any such waiver or extension  will not impair the  coverage  of any related  insurance  policy or materially  adversely affect the Lien of the related Mortgage or the interests of the  Securityholders or the Enhancer,  and the Servicer shall not grant any such waiver or  extension  that would have any such  effect.  Consistent  with the terms of this Agreement, the Servicer may also:

(i)   waive,  modify or vary any term of any Mortgage Loan  (including  reduce the Credit Limit);

(ii)  consent to the  postponement of strict  compliance with any such term or in any manner grant indulgence to any Mortgagor;

(iii) arrange  with a Mortgagor a schedule  for the payment of  principal  and interest due and unpaid;

(iv)  forgive  any  portion  of  the  amounts  contractually  owed  under  the
Mortgage Loan;

(v)   capitalize  past due amounts owed under the Mortgage  Loan by adding any amounts in arrearage to the existing  principal  balance of the Mortgage  Loan
(a  "Capitalization  Workout")  which  will  result  in an  increased  monthly payment amount,  provided that: (A) the amount added to the existing principal balance of the Mortgage Loan (the  "Capitalized  Amount")  shall be no greater than five times the Mortgagor's  current  Minimum Monthly Payment amount;  and
(B) the  Servicer  shall not enter into a  Capitalization  Workout  unless the
CLTV of the  Mortgage  Loan  prior to the  Capitalization  Workout  equals  or exceeds 80% and the Mortgagor has  qualified  for the  Capitalization  Workout under the Servicer's servicing guidelines; or

(vi)  reset the  maturity  date for the Mortgage  Loan,  but in no event shall such reset date extend beyond the end of the Collection  Period  preceding the
Final Payment Date;

or any combination of the foregoing,  if in the Servicer's  determination such waiver, modification,  postponement or indulgence is not materially adverse to the interests of the Securityholders or the Enhancer;  provided, however, that the Servicer  may not,  pursuant to this  Section  3.02,  modify or permit any
Subservicer  to modify any Mortgage Loan  (including  without  limitation  any modification  that  would  change the Loan Rate,  forgive  the  payment of any principal  or  interest  (unless in  connection  with the  liquidation  of the related  Mortgage  Loan) or extend the final  maturity  date of such  Mortgage
Loan)  unless  such  Mortgage  Loan is in default  or, in the  judgment of the
Servicer,  such  default is  reasonably  foreseeable  or except as provided in
Section 3.06.  In connection with any such waiver, modification,  postponement or  indulgence,  the  Servicer  shall use  reasonable  efforts to maximize the receipt of principal  and interest  thereon.  The general terms of any waiver, modification,  forgiveness,  postponement or indulgence with respect to any of the Mortgage  Loans will be included in the  Servicing  Certificate,  and such
Mortgage  Loans will not be  considered  "delinquent"  for the purposes of the
Basic  Documents  so long as the  Mortgagor  complies  with the  terms of such waiver, modification, forgiveness, postponement or indulgence.

Section 3.03      Custodial Duties

(a)   The Servicer is hereby  appointed as custodian of the  documents in each
Mortgage File.

(b)   The Servicer shall  establish the Custodial  Account,  which shall be an
Eligible  Account,  titled  "Wachovia  Mortgage Loan Trust, LLC [______] Trust
Custodial Account," in which the Servicer or the Issuer, as applicable,  shall deposit  or  cause to be  deposited  any  amounts  representing  payments  and collections  in respect of the Mortgage Loans received by it subsequent to the applicable  Cut-Off Date or Subsequent  Cut-Off Date (other than in respect of the payments referred to in the following paragraph),  within one Business Day following  receipt  thereof (or  otherwise  on or prior to the Closing  Date), including  the  following  payments  and  collections  received  or made by it
(without duplication):

(i)   all payments of  principal  of or interest on the Mortgage  Loans (other than  amounts in respect of the Excluded  Amount)  received or advanced by the
Servicer,  net  of  any  portion  of  the  interest  thereof  retained  by any
Subservicer as subservicing fees;

(ii)  Net  Liquidation  Proceeds (net of any related  Foreclosure  Profit) and all Subsequent Recovery Amounts;

(iii) all proceeds of any Mortgage Loans  repurchased  by the Seller  pursuant to the  Purchase  Agreement,  including  any  indemnity  payments  paid by the
Seller  pursuant  to  Section  3.1(d)  of  the  Purchase  Agreement,  and  all
Substitution  Adjustment  Amounts  required to be deposited in connection with the  substitution  of an Eligible  Substitute  Loan  pursuant to the  Purchase
Agreement;

(iv)  Insurance Proceeds, other than Net Liquidation Proceeds,  resulting from any insurance policy maintained on a Mortgaged Property;

(v)   REO proceeds and Condemnation Proceeds; and

(vi)  amounts required to be paid by the Servicer pursuant to Section 8.10;

provided,  however,  that with respect to each Collection Period, the Servicer shall be  permitted  to retain  from  payments  in respect of  interest on the
Mortgage Loans,  the Servicing Fee for such Collection  Period.  The foregoing requirements  respecting  deposits to the Custodial Account are exclusive,  it being understood that,  without limiting the generality of the foregoing,  the
Servicer  need not  deposit  in the  Custodial  Account  amounts  representing
Foreclosure  Profits,  fees (including  annual fees) or late charge penalties, payable by Mortgagors  (such  amounts to be retained as  additional  servicing compensation in accordance with Section 3.10  hereof),  or amounts received by the  Servicer  for the  accounts of  Mortgagors  for  application  towards the payment of taxes,  insurance  premiums,  assessments and similar items. In the event any amount not required to be deposited in the  Custodial  Account is so deposited,  the  Servicer  may at any  time  withdraw  such  amount  from  the
Custodial Account, any provision herein to the contrary  notwithstanding,  and pay such amount to the Person  entitled to such  amount.  The  Servicer  shall
retain  all  Foreclosure   Profits  as  additional   servicing   compensation.
Payments  and  collections  allocable  to an  Excluded  Amount  shall  not  be deposited into the Custodial  Account,  the  Distribution  Account or the Note
Payment  Account,  but shall be  distributed  by the  Servicer  to the  Seller pursuant to Section 3.04.

      If the Servicer  makes any P&I  Advances  pursuant to  Section 3.21  the
Servicer shall be entitled to  reimbursement  itself by  withdrawing  from the
Custodial Account,  as provided herein, any amounts so advanced.  The Servicer may cause the  institution  maintaining  the  Custodial  Account to invest any funds in the Custodial  Account in Permitted  Investments,  which  investments shall  mature not later than the Business Day  preceding  the next  succeeding
Payment Date, and which  investments shall not be sold or disposed of prior to maturity.  In addition,  no such Permitted  Investment shall be purchased at a price in  excess  of par.  Except  as  provided  above,  all  income  and gain realized from any such  investment  shall inure to the benefit of the Servicer and  shall be  subject  to its  withdrawal  or order  from  time to time.  The amount of any losses  incurred in respect of the principal  amount of any such investments  shall be deposited in the  Custodial  Account by the Servicer out of its own funds immediately as realized.

(c)   The Servicer shall promptly report in writing to the Owner Trustee,  the
Paying Agent and the Indenture  Trustee any material failure on the Servicer's part to hold the Mortgage Files and maintain its records and computer  systems as herein  provided and promptly  take  appropriate  action to remedy any such failure.  Following  the  occurrence  of a  Servicing  Default as set forth in
Section 7.01(a)(iii)  or (iv),  the  Issuer  or the  Indenture  Trustee  shall immediately  terminate  the rights of the  Servicer  to perform  the duties as custodian  with  respect  to  the  Mortgage  Files  for  the  Mortgage  Loans.
Following   the   occurrence   of  a   Servicing   Default  as  set  forth  in
Section 7.01(a)(i)  or (ii), the Issuer or the Indenture  Trustee shall,  upon
60 days prior written notice,  terminate the rights of the Servicer to perform the duties as custodian  with  respect to the Mortgage  Files for the Mortgage
Loans.  Upon the  termination of the  Servicer's  rights to perform the duties as custodian  with respect to any Mortgage  Files,  the Servicer shall deliver each  such  Mortgage  File  to  the  Indenture  Trustee  or  its  designee  in accordance with the instructions of the Indenture Trustee.

(d)   Upon taking  possession of the Mortgage  Files,  the Servicer  shall (i)
maintain  possession  of the Mortgage  Files and (ii) exercise the same degree of care with respect to the  possession  of the Mortgage  Files as it would if they were its own property.  The Mortgage  Files shall at all times be held by the Servicer  segregated from any similar documents.  In performing its duties as custodian,  the Servicer shall act with reasonable  care, using that degree of skill and attention that other servicers  exercise with respect to the loan files  relating to all  comparable  loans that they  service.  Mortgage  Files shall be held for the benefit of the Indenture  Trustee,  the Enhancer and the
Securityholders.

Section 3.04      Withdrawals  from  the  Custodial   Account.   The  Servicer
shall,  from  time to time as  provided  herein,  make  withdrawals  from  the
Custodial  Account of amounts on deposit therein pursuant to Section 3.02 that are attributable to the Mortgage Loans for the following purposes:

(a)   on each  Determination  Date, the Servicer shall  determine the pro rata portion of the Interest Collections  deposited into the Custodial Account with respect  to the  related  Collection  Period  that  relate  to the  Additional
Balance  Increase  Amount and,  prior to 1:00 p.m.  (EST) on the  Business Day prior to the related  Payment Date,  the Servicer  shall withdraw such amounts from the  Custodial  Account and deposit such  amounts  into the  Distribution
Account  established by the Certificate  Paying Agent for  distribution to the
Certificateholders pursuant to Section 5.01 of the Trust Agreement;

(b)   on each  Determination  Date, the Servicer shall determine the aggregate amounts to be withdrawn  from the  Custodial  Account and applied  pursuant to
Section 3.05(a)  of the  Indenture  and,  prior  to  1:00  p.m.  (EST)  on the
Business Day prior to the related  Payment Date,  the Servicer  shall withdraw such  amounts  from the  Custodial  Account and deposit  such amounts into the
Note Payment  Account,  the Funding Account or the  Distribution  Account,  as
applicable,  for  distribution by the Paying Agent, in each case in accordance with Section 3.05 of the  Indenture  and in the order of priority set forth in
Section 3.05(a)  of the Indenture for such Payment Date and in accordance with the Servicing Certificate;

                                       10

(c)   to pay to the Seller any monthly  payments  received from the Mortgagors that do not constitute Transferred Property;

(d)   prior  to  the  commencement  of the  Rapid  Amortization  Period,  from
Principal  Collections  on the Mortgage  Loans,  and, on and after the Payment
Date in ______ 200_, if Principal  Collections  are not sufficient from Excess
Spread, to pay to the Seller, as assignee of the Depositor,  the amount of any
Additional  Balances,  as and  when  created  during  the  related  Collection
Period,  but only to the extent that amounts on deposit in the Funding Account are not sufficient for such purpose;  provided that Excess Spread shall not be so applied if the  Enhancer has not been  reimbursed  for all draws made under
the  Policy,   with  interest;   and  provided   further  that  Excess  Spread
(calculated  with  respect to the  following  Payment  Date) in the  Custodial
Account  will not be applied to  purchase  Additional  Balances  to the extent that after such  purchase  the  Overcollateralization  Amount would exceed the
Overcollateralization  Target  Amount,  calculated  in  each  case  as of  the following Payment Date;

(e)   to the extent  deposited to the Custodial  Account,  to reimburse itself or the related  Subservicer for previously  unreimbursed  expenses incurred in maintaining  individual  insurance  policies  pursuant  to  Section 3.05,  for
Servicing  Advances,  for fees payable pursuant to Section 3.08,  for expenses payable  pursuant  to  Section 3.10,  for  amounts  reimbursable  pursuant  to
Section 6.03  or  Liquidation  Expenses,  paid  pursuant  to  Section 3.08  or otherwise  reimbursable pursuant to the terms of this Agreement (to the extent not payable pursuant to Section 3.10),  such withdrawal right being limited to amounts  received on  particular  Mortgage  Loans  (other than any  Repurchase
Price in respect  thereof) that represent late  recoveries of the payments for which such  advances were made,  or from related Net  Liquidation  Proceeds or the proceeds of the purchase of such Mortgage Loan;

(f)   to pay  itself  an amount  equal to the  related  Servicing  Fee (to the extent not retained pursuant to Section 3.03);

(g)   to  the  extent  deposited  in  the  Custodial  Account,  to  pay to the
Servicer as additional  servicing  compensation any (i) interest or investment income earned on funds deposited in the Custodial  Account that it is entitled to withdraw  pursuant to Section 3.03,  and  (ii) Foreclosure  Profits (to the
extent permitted by law);

(h)   to pay to the  Seller,  with  respect to any  Mortgage  Loan or property acquired in respect  thereof that has been purchased or otherwise  transferred to the Seller,  the Servicer or other entity, all amounts received thereon and not required to be distributed to  Securityholders as of the date on which the related Purchase Price or Repurchase Price is determined;

(i)   to  withdraw  any other  amount,  determined  without  duplication  with respect to an other  amount  provided for in this  Section 3.04,  deposited in the Custodial  Account that was not required to be deposited  therein pursuant to Section 3.03;

(j)   to pay to the Servicer,  with respect to any Mortgage Loan for which the
Servicer has made a P&I Advance  that has not been  previously  reimbursed  to the extent of receipts of late  recoveries  of such  payments from the related
Mortgagor,  out of related Net  Liquidation  Proceeds  or the  proceeds of the purchase of such Mortgage Loan; and

                                       11

(k)   to reimburse  the  Servicer  for any advances or expenses  that have not been previously reimbursed pursuant to such clauses (e) or (j).

      Since,  in  connection  with  withdrawals  pursuant to clauses (c), (e),
(f),  (h)  and  (j),  the  Servicer's   entitlement   thereto  is  limited  to
collections  or other  recoveries on the related  Mortgage  Loan, the Servicer shall keep and maintain  separate  accounting,  on a Mortgage Loan by Mortgage
Loan basis,  for the purpose of justifying any  withdrawal  from the Custodial
Account  pursuant to such  clauses.  Notwithstanding  any other  provision  of this  Agreement,  the Servicer  shall be entitled to be reimbursed  itself for any previously  unreimbursed  expenses  incurred  pursuant to  Section 3.08 or otherwise  reimbursable  pursuant  to the  terms  of this  Agreement  that the
Servicer  determines to be otherwise  nonrecoverable,  by withdrawal  from the
Custodial  Account of amounts on deposit therein  attributable to the Mortgage
Loans on any  Business Day prior to the Payment  Date  succeeding  the date of such determination.

      If any deposit  required to be made by the Servicer  pursuant to Section
3.04(b) is not made when due, the Servicer shall pay to the Paying Agent,  out of the  Servicer's own funds,  one day of interest on such late payment,  at a per annum rate equal to the effective  Federal Funds Rate for such date.  Such interest  shall  be  remitted  to the  Paying  Agent  on the same day that the
Servicer remits the late remittance to the Paying Agent.

Section 3.05      Maintenance  of  Hazard  Insurance;   Property  Protection
Expenses.  To the  extent  permitted  under the  related  Loan  Agreement  and
Mortgage,  and to the  extent  the  Servicer  receives  notice  that a  hazard
insurance  policy  has  been  cancelled,   the  Servicer  shall  cause  to  be
maintained  for each  Mortgage  Loan hazard  insurance  naming the Servicer or related  Subservicer as loss payee thereunder  providing  extended coverage in an amount  which is at least equal to the lesser of (i) the maximum  insurable value of the  improvements  securing  such  Mortgage Loan from time to time or
(ii)  the  combined  principal  balance  owing on such  Mortgage  Loan and any mortgage  loan  senior to such  Mortgage  Loan  from  time to time;  provided, however,  that such coverage may not be less than the minimum amount  required to fully  compensate for any loss or damage on a replacement  cost basis.  The
Servicer  shall use its best  efforts  to monitor  that  hazard  insurance  is maintained  as  described  in the  previous  sentence in the same manner as it would for mortgage  loans in its own  portfolio.  The Servicer  shall cause to be  maintained  on  property  acquired  upon  foreclosure,  or deed in lieu of foreclosure,  of any Mortgage Loan,  fire insurance with extended  coverage in an  amount  which  is at least  equal to the  amount  necessary  to avoid  the application  of  any  co-insurance  clause  contained  in the  related  hazard insurance  policy,  the premium for which shall be a Servicing  Advance within the meaning of  Section 3.08.  Amounts  collected  by the  Servicer  under any such policies  (other than amounts to be applied to the  restoration or repair of the  related  Mortgaged  Property  or  property  thus  acquired  or amounts released to the Mortgagor in accordance with the Servicer's  normal  servicing procedures)  shall be deposited in the Custodial  Account to the extent called for by  Section 3.03.  In cases in which any Mortgaged  Property is located at any time during the life of a Mortgage  Loan in a federally  designated  flood area, to the extent  permitted  under the related Loan Agreement and Mortgage, and to the  extent  the  Servicer  receives  notice  that  the  related  flood insurance has been  cancelled,  the hazard  insurance to be maintained for the
related   Mortgage  Loan  shall   include  flood   insurance  (to  the  extent
available).  All such flood  insurance shall be in amounts equal to the lesser of (i) the  amount  required  to  compensate  for any  loss or  damage  to the related  Mortgaged  Property on a replacement  cost basis and (ii) the maximum amount of such  insurance  available  for such  Mortgaged  Property  under the national  flood  insurance  program  (assuming  that the  area in  which  such
Mortgaged  Property  is  located  is  participating  in  such  program).   The
Servicer  shall use its best  efforts  to  monitor  such  flood  insurance  as described  in the  previous  sentence  in the  same  manner  as it  would  for mortgage  loans  in  its  own  portfolio.  The  Servicer  shall  be  under  no obligation  to  require  that  any  Mortgagor  maintain  earthquake  or  other additional  insurance and shall be under no obligation  itself to maintain any such additional  insurance on property acquired in respect of a Mortgage Loan, other than pursuant to such  applicable  laws and  regulations as shall at any time be in force  and as  shall  require  such  additional  insurance.  If the
Servicer  shall  obtain and  maintain  a blanket  policy  consistent  with its general mortgage  servicing  activities  insuring against hazard losses on all of the Mortgage Loans,  it shall  conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.05,  it being understood  and agreed that such policy may contain a  deductible  clause,  in which case the  Servicer  shall,  in the event that there  shall not have been maintained  on the  related  Mortgaged  Property a policy  complying  with the first  sentence  of this  Section 3.05  and there shall have been a loss which would have been covered by such policy,  deposit in the Custodial  Account the amount of such loss that would have otherwise  been covered.  Any such deposit by the  Servicer  shall be made on the  last  Business  Day of the  Collection
Period in the month in which  payments  under any such policy  would have been deposited in the  Custodial  Account.  In  connection  with its  activities as servicer of the Mortgage Loans,  the Servicer agrees to present,  on behalf of itself,  the Issuer and the Indenture  Trustee,  claims under any such blanket policy.

                                       12

Section 3.06      Modification Agreements.

(a)   The  Servicer or the related  Subservicer,  as the case may be, shall be entitled to (a) execute assumption agreements,  substitution  agreements,  and instruments of  satisfaction  or cancellation or of partial or full release or discharge,  or any other  document  contemplated  by this  Agreement and other comparable  instruments with respect to the Mortgage Loans and with respect to the related  Mortgaged  Properties  (and the Issuer and the Indenture  Trustee
each shall  promptly  execute any such  documents on request of the  Servicer)
and (b)  approve  the  granting  of an  easement  thereon  in favor of another
Person,  any  alteration or demolition of such  Mortgaged  Properties or other similar  matters,  if it has  determined,  exercising  its good faith business judgment  in the same  manner as it would if it were the owner of the  related
Mortgage Loans, that the security for, and the timely and full  collectability of, such Mortgage  Loans would not be adversely  affected  thereby.  A partial release pursuant to this Section 3.06  shall be permitted only if the CLTV for the related  Mortgage Loan after such partial release does not exceed the CLTV for such  Mortgage Loan as of the Cut-Off Date or related  Subsequent  Cut-Off
Date,  as  applicable.  Any  fee  collected  by the  Servicer  or the  related
Subservicer  for  processing  such request will be retained by the Servicer or such Subservicer as additional servicing compensation.

(b)   Notwithstanding  any other  provision of this Agreement to the contrary, the  Servicer,  at its  option  and in its sole  discretion,  may  modify  any
Mortgage  Loan to (i) change the Loan Rate  payable  on the  related  Mortgage
Loan,  (ii)  increase the credit limit on the related  Mortgage Loan above the limit  stated in the related  Loan  Agreement,  (iii)  refinance  the existing senior Lien or place a new senior Lien  related to a Mortgage  Loan  resulting in a CLTV Ratio above the previous CLTV Ratio for such Mortgage  Loan, or (iv)
make any other material  modification to the related Mortgage Loan;  provided, however,  that without the consent of the Enhancer,  the  aggregate  Principal
Balance of the  Mortgage  Loans  modified  by this  Section 3.06(b)  shall not exceed  five  percent  (5%)  of  the  Pool  Balance  as of the  Cut-Off  Date;
provided,  further,  that any  decision  by the  Servicer to modify a Mortgage
Loan  shall be  normal  and  usual in  accordance  with its  general  mortgage servicing  activities and consistent with the procedures the Servicer  employs in  servicing  all  other  Mortgage  Loans  in the  servicing  portfolio  with characteristics  similar to those of the Mortgage  Loans  (including,  but not limited to,  analysis of credit scores,  overall  customer  relationships  and comparable industry standards) and provided,  further, that, any Mortgage Loan modified in connection with a Promotional  Advance will not be included in the five percent (5%) limitation described herein.

                                       13

Section 3.07      Trust Estate; Related Documents.

(a)   When  required by the  provisions of this  Agreement,  the Issuer or the
Indenture Trustee shall execute instruments  furnished to them by the Servicer to release  property from the terms of the Trust  Agreement or  Indenture,  as applicable,  or convey the Issuer's or the Indenture Trustee's interest in the same, in a manner and under  circumstances  that are not inconsistent with the provisions of this  Agreement.  No party  relying upon an instrument  executed by the Issuer or the Indenture Trustee as provided in this Section 3.07  shall be bound to  ascertain  the  Issuer's or the  Indenture  Trustee's  authority, inquire  into  the  satisfaction  of any  conditions  precedent  or see to the application of any moneys.

(b)   Upon receipt of a Request for Release from the  Servicer,  substantially in the form of Exhibit D hereto,  to the effect that a Mortgage  Loan has been the subject of a final  payment or a prepayment in full and such Mortgage Loan has been terminated or that  substantially  all Net Liquidation  Proceeds that have been determined by the Servicer in its reasonable  judgment to be finally recoverable have been recovered,  and upon deposit to the Custodial Account of such final  monthly  payment,  prepayment  in full  together  with accrued and unpaid  interest to the date of such  payment  with  respect to such  Mortgage
Loan or, if applicable,  Net Liquidation Proceeds, the Indenture Trustee shall execute such Related  Documents  furnished to it, along with such documents as the  Servicer or the related  Mortgagor  may request to evidence  satisfaction and discharge of such Mortgage Loan, upon request of the Servicer.

Section 3.08      Realization upon Defaulted Mortgage Loans.

(a)   The Servicer  shall,  consistent with the provisions of the Mortgage and the Collection Policy,  foreclose upon or otherwise  comparably convert (which may include  acquisition  of an REO  Property)  the ownership of any Mortgaged
Property  securing a Mortgage Loan (but shall not sell or convey such Mortgage
Loan) in the  event of a  default  under  the  Mortgage  when no  satisfactory arrangements  can be made for  collection of delinquent  payments  pursuant to
Section 3.02,  subject to the provisions contained in this Section 3.08(a) and only if the  Servicer  determines  that  there  is  sufficient  equity  in the related  Mortgaged  Property to justify such  foreclosure.  In connection with such  foreclosure  or other  conversion,  the  Servicer  shall use  reasonable efforts to realize upon such  defaulted  Mortgage  Loan in such manner as will maximize the receipt of principal and interest  thereon,  taking into account, among  other  things,  the timing of  foreclosure  proceedings.  The  Servicer shall pay all  costs  and  expenses  incurred  by it in any such  proceedings;
provided,  however,  that  such  costs  and  expenses  shall be deemed to be a
"Servicing  Advance" and the Servicer shall be reimbursed therefor as provided in  Section 3.04  hereof;  provided,  further,  that, in any case in which the
Mortgaged   Property  shall  have  suffered  damage  such  that  the  complete restoration  thereof is not fully  reimbursable by insurance policies required to be maintained with respect  thereto,  the Servicer shall not be required to expend  its own  funds to  restore  such  Mortgaged  Property  unless it shall determine,  in good faith, that such restoration will increase the Liquidation
Proceeds  to the Trust after  reimbursement  to itself for such  expenses.  In addition to the  reimbursement  of its costs and expenses,  the Servicer shall be entitled to a  reasonable  and  customary  fee as agreed to by the Servicer and the Issuer for  performing  any  foreclosure  activities  pursuant to this
Section 3.08(a), which fee shall be payable pursuant to Section 3.04.

                                       14

(b)   Any  Liquidation   Proceeds,   Insurance   Proceeds,   REO  Proceeds  or
Condemnation  Proceeds  received in respect of a Mortgaged  Property  shall be deposited  in the  Custodial  Account  pursuant  to  Section 3.03  and applied pursuant to Section 3.04.

(c)   In connection with such  foreclosure or other  conversion,  the Servicer shall exercise  collection and  foreclosure  procedures in accordance with the
Collection  Policy and with the same degree of care and skill in its  exercise or use as it would exercise or use under the  circumstances  in the conduct of its own  affairs.  The Servicer  shall take into account the  existence of any hazardous  substances,  hazardous  wastes or solid  wastes,  as such terms are
defined  in  the  Comprehensive   Environmental   Response   Compensation  and
Liability  Act, the Resource  Conservation  and Recovery Act of 1976, or other federal, state or local environmental legislation,  on a Mortgaged Property in determining  whether to  foreclose  upon or otherwise  comparably  convert the ownership of a Mortgaged  Property.  Any amounts  advanced in connection  with such foreclosure or other action shall constitute "Servicing Advances."

Section 3.09      Management  and Sale of REO  Property.  The  Servicer  shall manage,  conserve,  protect  and  operate  each REO  Property  solely  for the purpose of its prudent and prompt  disposition  and sale;  provided,  however, that the Servicer shall complete such sale and  disposition no later than, and the Trust shall not retain  ownership of any REO Property for longer than,  36 months  after the date on which such REO  Property  is  acquired by the Trust.
The  Servicer  shall,  either  itself  or  through  an agent  selected  by the
Servicer,  manage, conserve,  protect and operate the REO Property in the same manner that it manages,  conserves,  protects  and operates  other  foreclosed property for its own account,  and in the same manner that similar property in the same locality as the REO Property is managed.  The Servicer  shall attempt to sell the same  (and  may  temporarily  rent  the  same) on such  terms  and conditions  as  the  Servicer  deems  to  be  in  the  best  interest  of  the
Securityholders, the Enhancer and the Trust.

      The Servicer  shall cause to be set aside pursuant to  Section 3.03,  no later  than  five  Business  Days  after the  receipt  thereof,  all  revenues received with respect to the  conservation  and disposition of the related REO
Property  net of funds  necessary  for the proper  operation,  management  and maintenance  of the REO Property and the fees of any managing  agent acting on behalf of the Servicer.

      The  disposition  of REO  Property  shall be carried out by the Servicer for cash at such price,  and upon such terms and  conditions,  as the Servicer deems to be in the best interest of the Securityholders,  the Enhancer and the
Trust.  The cash  proceeds of sale of the REO  Property  shall be promptly set aside pursuant to  Section 3.03  as received from time to time and, as soon as practicable  thereafter,  the  expenses of such sale shall be paid.  Any costs or  advances  of  the  Servicer  pursuant  to  this  Section 3.09  also  shall constitute  Servicing  Advances.  The Servicer shall reimburse  itself for any related unreimbursed  Servicing Advances and unpaid Servicing Fees pursuant to
Section 3.04.

Section 3.10      Issuer and Indenture  Trustee to Cooperate.  Upon receipt of payment in full,  the  Servicer  is  authorized  to  execute,  pursuant to the authorization  contained in  Section 3.01(c),  an instrument  of  satisfaction regarding the related  Mortgage,  which  instrument of  satisfaction  shall be recorded by the  Servicer if required by  applicable  law and be  delivered to the Person  entitled  thereto.  It is understood  and agreed that any expenses incurred in connection  with such instrument of satisfaction or transfer shall be reimbursed from amounts  deposited in the Custodial  Account as provided in
Section 3.04.  From  time to time  and as  appropriate  for the  servicing  or foreclosure  of any  Mortgage  Loan  and in  accordance  with  the  provisions hereof,  upon request of the Servicer to the Issuer, of a Request for Release,
in the form  attached  hereto as Exhibit D, Issuer or Indenture  Trustee shall promptly  execute such  documents,  in the forms provided by the Servicer,  as shall be necessary for the  prosecution of any such  proceedings or the taking of other servicing actions.

                                       15

      In order to  facilitate  the  foreclosure  of the Mortgage  securing any
Mortgage  Loan  that  is in  default  following  recordation  of  the  related
Assignment of Mortgage to the  Indenture  Trustee or the Issuer if required in accordance  with the provisions of the Purchase  Agreement or this  Agreement, the Indenture  Trustee or the Issuer shall,  if so requested in writing by the
Servicer,  promptly execute an appropriate  assignment in the form provided by the Servicer to assign such  Mortgage  Loan for the purpose of  collection  to the  Servicer  (any such  assignment  shall  unambiguously  indicate  that the assignment is for the purpose of collection  only), and, upon such assignment, the  Servicer as assignee for  collection  will  thereupon  bring all required actions in its own name and otherwise  enforce the terms of such Mortgage Loan and deposit or credit the Net Liquidation  Proceeds,  exclusive of Foreclosure
Profits,  received  with respect  thereto into the Custodial  Account.  In the event that all  delinquent  payments due under any such Mortgage Loan are paid by the  Mortgagor  and any other  defaults  are cured,  then the  Servicer  as assignee for  collection  shall  promptly  reassign  such Mortgage Loan to the
Indenture  Trustee  and return all  Related  Documents  to the place where the related Mortgage File was being maintained.

      In connection  with the Issuer's  obligation to cooperate as provided in this  Section 3.10  and all other  provisions of this Agreement  requiring the
Issuer to  authorize  or permit any  actions  to be taken with  respect to the
Mortgage Loans,  the Indenture  Trustee,  as pledgee of the Mortgage Loans and as assignee of record of the Mortgage  Loans on behalf of the Issuer  pursuant to Section 3.13 of the Indenture,  expressly  agrees, on behalf of the Issuer, to take all such  actions on behalf of the Issuer and  promptly to execute and return all  instruments  reasonably  required by the  Servicer  in  connection therewith;  provided,  however,  that if the Servicer  requests a signature of the  Indenture  Trustee  on  behalf of the  Issuer,  then the  Servicer  shall deliver to the Indenture  Trustee an Officer's  Certificate  stating that such signature is necessary or  appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

Section 3.11      Compensation; Payment of Certain Expenses.

(a)   As  compensation  for its  services  hereunder,  the  Servicer  shall be entitled to receive the Servicing Fee in accordance with  Section 3.03(b)  and
Section 3.04  as  compensation  for its  services  hereunder.  Moreover,  late payment charges and the other amounts  specified in  Section 3.03(b)  shall be retained by the Servicer as additional servicing compensation.

(b)   The  Servicer  shall be required to pay all  expenses  incurred by it in connection with its servicing or administrative  activities hereunder, and all fees and expenses of the Owner Trustee,  the Paying Agent, the Note Registrar,
the  Certificate  Paying Agent,  the  Certificate  Registrar and the Indenture
Trustee,  and  shall  not be  entitled  to  reimbursement  therefor  except as otherwise provided in this Agreement.

                                       16

Section 3.12      Annual Statement as to Compliance.

(a)   Within 90 days after  December  31 of each year,  commencing  with 200_, the Servicer shall deliver to the Issuer,  the Indenture  Trustee,  the Paying
Agent,  the Depositor  and the  Underwriter,  with a copy to the  Enhancer,  a servicer  compliance  certificate,  signed  by an  authorized  officer  of the
Servicer, as described in Item 1123 of Regulation AB, to the effect that:

            (i)   A review of the Servicer's  activities  during the reporting period and of its  performance  under this  Agreement has been made under such officer's supervision.

            (ii)  To the  best  of such  officer's  knowledge,  based  on such review,  the  Servicer  has  fulfilled  all  of  its  obligations  under  this
Agreement in all materials  respects  throughout  the reporting  period or, if there  has been a failure  to  fulfill  any such  obligation  in any  material respect,  specifying  each such  failure  known to such officer and the nature and status thereof.

            The Servicer shall use commercially  reasonable  efforts to obtain from all other parties  participating in the servicing function any additional certifications  required  under  Item  1123  of  Regulation  AB to the  extent required to be included in a Report on Form 10-K;  provided,  however,  that a failure to obtain such certifications  shall not be a breach of the Servicer's duties hereunder if any such party fails to deliver such a certification.

(b)   The  Servicer  shall  deliver to the Issuer and the  Indenture  Trustee, with a copy to the  Enhancer  and the  Paying  Agent,  promptly  after  having obtained  knowledge  thereof,  but in no event later than five  Business  Days thereafter,  written notice by means of an Officer's  Certificate of any event which with the giving of notice or the lapse of time or both,  would  become a
Servicing Default.

Section 3.13      Annual  Independent  Public  Accountant's  Servicing Report.
Within 90 days after  December  31 of each  year,  beginning  with  200_,  the
Servicer at its expense shall cause a firm of independent public  accountants, which  shall  be  members  of  the  American  Institute  of  Certified  Public
Accountants,  to furnish a report to the Depositor  and the Indenture  Trustee the attestation required under Item 1122(b) of Regulation AB.

Section 3.14      Access to Certain  Documentation and Information  Regarding
the Mortgage Loans.  Whenever required by statute or regulation,  the Servicer shall provide to the Enhancer,  any Securityholder upon reasonable request (or a regulator for a Securityholder) or the Indenture Trustee,  reasonable access to the  documentation  regarding  the  Mortgage  Loans.  Such access  shall be afforded  without charge,  but only upon reasonable  request and during normal business  hours at the offices of the Servicer.  Nothing in this  Section 3.14 shall  derogate from the  obligation of the Servicer to observe any applicable law  prohibiting  disclosure  of  information  regarding  Mortgagors,  and the failure of the Servicer to provide access as provided in this  Section 3.14 as
a  result  of  such   obligation   shall  not  constitute  a  breach  of  this
Section 3.14.

Section 3.15      Maintenance of Certain  Servicing  Insurance  Policies.  The
Servicer shall, during the term of its service as Servicer,  maintain in force and  effect  (i) a  policy  or  policies  of  insurance  covering  errors  and omissions in the  performance  of its  obligations  as Servicer  hereunder and
(ii) a fidelity  bond in respect of its  officers,  employees or agents.  Each such  policy or  policies  and  fidelity  bond shall be at least  equal to the coverage  that would be required by Fannie Mae or Freddie  Mac,  whichever  is greater,  for Persons  performing  servicing for mortgage  loans  purchased by such  entity.  The  Servicer  shall  furnish a copy of such policy or policies and/or  fidelity bond to the Enhancer upon the Enhancer's  reasonable  request therefor.

                                       17

Section 3.16      Information  Required by the Internal  Revenue  Service and
Reports of Foreclosures and Abandonments of Mortgaged  Property.  The Servicer
shall  prepare and deliver all  federal  and state  information  reports  with respect to the  Mortgage  Loans when and as required by all  applicable  state and federal  income tax laws. In particular,  with respect to the  requirement
under   Section 6050J  of  the  Code  to  the  effect  that  the  Servicer  or
Subservicer  shall  make  reports  of  foreclosures  and  abandonments  of any
mortgaged   property  for  each  year  beginning  in  200_,  the  Servicer  or
Subservicer shall file reports relating to each instance  occurring during the previous  calendar  year in which the Issuer (a)  acquired  an interest in any
Mortgaged Property through foreclosure or other comparable  conversion in full or partial  satisfaction of a Mortgage Loan, or (b) knew or had reason to know that  any  Mortgaged  Property  had  been  abandoned.  The  reports  from  the
Servicer or Subservicer shall be in form and substance  sufficient to meet the reporting  requirements  imposed by Section 6050J and  Section 6050H  (reports relating to mortgage interest received) of the Code.

Section 3.17      Assignments; Recordings of Assignments.

(a)   Concurrently  herewith,  the  Depositor  has  contracted  to acquire the
Mortgage  Loans from the Seller and the Issuer has  Granted  its right,  title
and  interest  in  the   Mortgage   Loans  and  other   Transferred   Property
constituting  the Trust Estate to the Indenture  Trustee to secure payments on the Notes.  The Seller  will  deliver  the  original  Loan  Agreements  to the
Servicer on behalf of the Depositor,  endorsed or assigned in blank, to effect the transfer to the Issuer of the Loan  Agreements  and all related  Mortgages and other loan  documents.  The parties hereto  acknowledge and agree that the
Mortgage Loans shall for all purposes be deemed to have been  transferred from the Seller to the  Depositor,  from the  Depositor  to the Issuer and from the
Issuer to the Indenture Trustee.

(b)   If the credit  rating of Wachovia is  withdrawn  or reduced to "____" by
Standard & Poor's or "____" by Moody's,  the Servicer shall, within 30 days of any such withdrawal or reduction,  at its own expense,  prepare Assignments of
Mortgage  (which  may be  included  in  one or  more  blanket  assignments  if
permitted  by  applicable   law)  in  recordable   form  from  the  Seller  to
"[____________],  as Indenture  Trustee under that certain  Indenture dated as of _____ __, 200_, for Wachovia  Mortgage Loan Trust, LLC [______] Trust".  In
addition,  if the credit  rating of Wachovia is  withdrawn or reduced to below
"____" by Standard & Poor's or below "____" by Moody's,  the  Servicer  shall, within  60 days of any  such  withdrawal  or  reduction,  at its own  expense, complete and submit for  recording in the  appropriate  public office for real property records the Assignments of Mortgage for each Mortgage Loan,  provided that no such  recordation  will be required in any state where, in the opinion of counsel  acceptable  to the  Enhancer,  such  recording  is not required to protect the  Indenture  Trustee's  interests in the Mortgage  Loan against the claim of any subsequent  transferee or any creditor of the Seller.  While such assignment  to be recorded is being  recorded,  the  Servicer  shall  retain a
photocopy  of  such  assignment.   If  any  assignment  is  lost  or  returned
unrecorded to the Servicer  because of any defect therein,  the Servicer shall prepare a substitute  assignment or cure such defect,  as the case may be, and the Servicer  shall cause such  assignment to be recorded in  accordance  with this paragraph.  Any Assignment of Mortgage required to be recorded  hereunder shall be retained in the Mortgage File.

                                       18

Section 3.18      [Reserved].

Section 3.19      Funding Account and Distribution Account.

(a)   No later than the Closing Date,  the Indenture  Trustee shall  establish and  maintain  on  behalf  of the  Enhancer  and the  Noteholders  one or more segregated trust accounts,  which shall be Eligible Accounts,  titled "Funding
Account, [_________________],  as Indenture Trustee for Wachovia Mortgage Loan
Trust,  LLC  [______]  Trust" (the  "Funding  Account").  On the  Business Day
prior to each Payment Date during the  Revolving  Period,  the Servicer  shall withdraw from the Custodial  Account and deposit (x) into the Funding  Account
(i)  the  aggregate  amount  of  Principal  Collections  remaining  after  the purchase of all Additional  Balances and Subsequent  Mortgage Loans,  and (ii)
on and after the Payment Date  occurring in [_____]  200_,  from Excess Spread the amount  necessary to be applied so that the  Overcollateralization  Amount is not less than the  Overcollateralization  Target  Amount,  and (y) into the
Distribution   Account  established  by  the  Certificate  Paying  Agent,  the
Additional  Balance Increase Amount,  in each case to the extent available and subject to the provisions of Section 3.05(a) of the Indenture.

(b)   On each  Subsequent  Transfer  Date,  the  Servicer  shall  instruct the
Indenture  Trustee in writing to withdraw  from the Funding  Account an amount equal to the aggregate  Principal Balance as of the related Subsequent Cut-Off
Date  of the  Subsequent  Mortgage  Loans  to be  sold  to the  Trust  on such
Subsequent  Transfer Date and allocate  such  withdrawal to amounts on deposit in the  Funding  Account,  and to pay such  amount to or upon the order of the
Seller upon  satisfaction  of the conditions set forth in this  Agreement,  in the Purchase Agreement and in the related  Subsequent  Transfer Agreement with respect thereto.

(c)   The Servicer may cause the  institution  maintaining the Funding Account to invest any funds therein in Permitted  Investments  having a maturity of up to 90 days or maturing or otherwise  available not later than the Business Day preceding  the  related  Payment  Date on  which  funds  are  scheduled  to be withdrawn  to  purchase  Subsequent  Mortgage  Loans or  Additional  Balances,
provided  that  no  such  investment  may be  sold or  disposed  of  prior  to maturity.  If no instructions  are received as to which Permitted  Investments the funds are to be invested  in, the funds  shall be  invested  in  Permitted
Investments  described in clause (v) of such definition.  In addition, no such
Permitted  Investment  shall be  purchased at a price in excess of par. At any time when the  Indenture  Trustee is  maintaining  the  Funding  Account,  any request  by the  Servicer  to  invest  funds on  deposit  therein  shall be in writing,  delivered to the Indenture Trustee at or before 10:30 a.m., New York time,  if  such  investment  is to be made on such  day.  The  Servicer  shall certify that the requested  investment is a Permitted  Investment  maturing at
or  prior  to  the  time  required  hereby.   Any  such  investment  shall  be
registered  in the name of the  Indenture  Trustee or its nominee,  and to the extent that any such  investment is  certificated,  such  investment  shall be maintained with the Indenture  Trustee at its Corporate Trust Office.  All net
income or other gain  received  from any such  investment  shall be  deposited into or credited to the Custodial Account as Interest Collections,  and may be
withdrawn therefrom in accordance with Section 3.05 of the Indenture.

(d)   From time to time the Indenture  Trustee shall make withdrawals from the
Funding Account in accordance with written  instructions  from the Servicer as follows:

                                       19

(i)   on each  Payment  Date  during  the  Revolving  Period,  any  amounts on deposit in the Funding Account,  including  Excess Spread,  shall be withdrawn and  applied,  to the extent  available  to the  Seller,  as  designee  of the
Depositor,  as payment for Additional Balances,  if any, in an amount equal to
(A) the aggregate of all Draws during the related  Collection Period or (B) if the  Servicer  has  applied  amounts  on  deposit  in  the  Custodial  Account representing  Principal  Collections received during such Collection Period to the purchase of Additional  Balances,  the excess, if any, of the aggregate of all Draws during the related  Collection  Period over the amount on deposit in the Funding Account;

(ii)  on each Subsequent  Transfer Date, any amounts on deposit in the Funding
Account,  to the extent not used to  purchase  Additional  Balances,  shall be withdrawn and applied as payment for Subsequent  Mortgage Loans, if any, in an amount equal to the aggregate  Principal Balance as of the related  Subsequent
Cut-Off Date of the Subsequent Mortgage Loans;

(iii) prior to 3:00 p.m.  (EST) on the  Business Day prior to the Payment Date immediately  following  the  last day of the  Revolving  Period,  any  amounts remaining on deposit in the Funding  Account,  if any,  after giving effect to clauses (i) and (ii) above,  shall be first  deposited  into the  Distribution
Account  in an  amount  equal  to the  lesser  of (A) the  Additional  Balance
Increase  Amount and (B) the amount on deposit  in the  Funding  Account,  and then  shall be  deposited  to the Note  Payment  Account  for  payment  to the
Noteholders pursuant to Section 3.05 of the Indenture.

Section 3.20      [Reserved].

Section 3.21      P&I Advances.

(a)   The  Servicer,  in its sole  discretion,  may deposit into the Custodial
Account  (from  its own  funds)  an amount  equal to the  aggregate  amount of principal of or interest on Mortgage Loans that were  delinquent as of the end of any  Collection  Period ("P&I  Advances").  The  Servicer  shall notify the
Indenture  Trustee  and the Paying  Agent by a  certificate  of the  Servicing
Officer of (i) the  aggregate  amount of P&I  Advances  for a Payment Date and
(ii) the amount of any Nonrecoverable P&I Advances for such Payment Date.

(b)   Notwithstanding  anything  herein to the contrary,  no P&I Advance shall be  required  to be made  hereunder  or  shall be made  hereunder  if such P&I
Advance  would,  if made,  constitute a  Nonrecoverable  P&I  Advance.  On the fourth  Business Day before each Payment Date,  the Servicer  shall  determine whether each P&I Advance  made with respect to any previous  Payment Date is a
Nonrecoverable P&I Advance.

Section 3.22      Transfer of Mortgage Loans.

(a)   Subject to the  conditions set forth below,  the Servicer,  upon receipt of written  notice and direction  from the Issuer,  shall cause the retransfer of  Mortgage  Loans  from the Trust  Estate  to the  Issuer as of the close of business on a Payment Date (the  "Transfer  Date").  On the fifth Business Day
(the  "Transfer  Notice Date") prior to the Transfer  Date  designated in such notice,  the Servicer shall give the Indenture  Trustee,  the Rating Agencies, the Paying  Agent and the Enhancer a notice of the  proposed  retransfer  that contains a list of the Mortgage Loans to be  retransferred.  Such  retransfers of Mortgage  Loans  shall be  permitted  upon  satisfaction  of the  following conditions:

(i)   No Rapid Amortization Event has occurred;

                                       20

(ii)  On the Transfer  Date,  the  Overcollateralization  Amount (after giving effect to the removal from the Trust Estate of the Mortgage  Loans proposed to be  retransferred)  will  equal or  exceed  the  Overcollateralization  Target
Amount;

(iii) The  retransfer  of any Mortgage  Loans on any Transfer  Date during the
Managed  Amortization  Period  shall  not,  in the  reasonable  belief  of the
Servicer,  cause a Rapid  Amortization  Event to occur or an event  which with notice or lapse of time or both would constitute a Rapid Amortization Event;

(iv)  On or before the Transfer  Date,  the Servicer  shall have  delivered to the  Indenture  Trustee and the Paying Agent a revised  Mortgage Loan Schedule showing that the Mortgages Loans transferred to the  Certificateholders are no longer owned by the Trust Estate;

(v)   The Servicer  shall  represent and warrant that the Mortgage Loans to be removed from the Trust Estate were  selected at random and the Servicer  shall have  received  the  consent  of  the  Enhancer  as to  the  selection  of the particular Mortgage Loans to be removed; and

(vi)  The Enhancer shall have consented to the Transfer;

(vii) Notice of such removal has been given to the Rating Agencies;

(viii)......Such transfer may only occur once per month;
(ix)  The  Outstanding  Principal  Balance of the  Transferred  Mortgage Loans
shall not be greater than the Outstanding  Additional  Balance Increase Amount immediately prior to such transfer; and

(x)   The Servicer shall have delivered to the Indenture  Trustee,  the Paying
Agent and the Enhancer an Officer's Certificate  certifying that the items set forth in  subparagraphs  (i) through (ix),  inclusive,  have been performed or are  true and  correct,  as the case may be.  The  Indenture  Trustee  and the
Paying Agent may conclusively rely on such Officer's  Certificate,  shall have no duty to make  inquiries  with regard to the  matters set forth  therein and shall incur no liability in so relying.

      The  Servicer  shall not be permitted  to effect the  retransfer  of any
Mortgage Loan except under the  conditions  specified  above.  Upon  receiving the  requisite  notice and  direction  from the  Issuer,  the  Servicer  shall perform in a timely  manner  those acts  required of it, as  specified  above.
Upon satisfaction of the above  conditions,  on the Transfer Date the Servicer shall deliver,  or cause to be delivered,  to the Issuer a written itemization of each Mortgage Loan being  transferred,  together with the Mortgage File for each such Mortgage Loan,  and the Indenture  Trustee shall execute and deliver to the Issuer or its designee  such other  documents  prepared by the Servicer as shall be  reasonably  necessary  to  transfer  such  Mortgage  Loans to the
Certificateholders.  Any such transfer of the Trust Estate's right,  title and interest in and to Mortgage  Loans shall be without  recourse,  representation or warranty by or of the  Indenture  Trustee or the Trust Estate to the Issuer
or its designee.

                                       21

                                 ARTICLE IV

                            Servicing Certificate

Section 4.01      Statements to Securityholders.

(a)   With respect to each Payment  Date,  on the Business Day  following  the
related   Determination   Date,  the  Servicer  shall  forward  the  Servicing
Certificate  to the  Indenture  Trustee and the Paying  Agent,  and the Paying
Agent,  pursuant to Section 3.26 of the Indenture,  shall on such Payment Date make such  Servicing  Certificate  available to each  Certificateholder,  each
Noteholder,  the Depositor,  the Owner Trustee,  the Certificate Paying Agent,
the Paying  Agent and each Rating  Agency,  with a copy to the  Enhancer.  The
Servicing  Certificate  shall set forth the  following  information  as to the
Notes and Certificates, to the extent applicable:

(i)   the applicable Record Date, Determination Date and Payment Date;

(ii)  the aggregate  amount of payments  received with respect to the Mortgage
Loans, including prepayment amounts;

(iii) the Servicing Fee and  Subservicing  Fee payable to the Servicer and the
Subservicer;

(iv)  the amount of any other fees or expenses  paid,  and the identity of the party receiving such fees or expenses;

(v)   the  aggregate  amount  of  (a)  Interest   Collections,   (b) Principal
Collections  (and,  with respect to any Payment  Date  relating to the Managed
Amortization   Period,   Net  Principal   Collections)  and   (c) Substitution
Adjustment Amounts for such Collection Period;

(vi)  the amount of such distribution as principal to the Noteholders;

(vii) the amount of such  distribution  as  interest to the  Noteholders,  the amount thereof, if any, payable in respect of unpaid Interest Shortfalls,  and the amount of any Interest Shortfalls for the related Payment Date;

(viii)  each  Deficiency  Amount,  if any,  for such  Payment Date and the aggregate amount of prior draws on the Policy thereunder not yet reimbursed;

(ix)  the amount, if any, received under the Yield Maintenance Agreement;

(x)   the amount of such distribution to the Certificateholders;

(xi)  the amount of any  Additional  Balance  Increase  Amount  payable to the
Certificateholders  and the amount of Principal Collections paid in respect of such Additional Balance Increase Amount;

(xii) the aggregate  Principal  Balance of the Mortgage Loans as of the end of
the preceding Collection Period;

                                       22

(xiii)  the number and aggregate  Principal Balances of Mortgage Loans (a)
as to which the Minimum  Monthly  Payment is delinquent for 30-59 days,  60-89 days,  90-119  days,  120-149  days,  150-179  days  and  180  or  more  days, respectively,  (b) the related Mortgaged Property of which has been foreclosed upon and (c) as to  which  the  related  Mortgaged  Property  has  become  REO
Property,  in  each  case as of the end of the  preceding  Collection  Period;
provided,  however,  that  such  information  shall  not  be  provided  on the statements relating to the first Payment Date;

(xiv) LIBOR for the related Interest Period;

(xv)  the Note Rate for the Notes for such Payment Date;

(xvi) the Net WAC Rate for the related Collection Period;

(xvii)  prior to the second  Determination Date following the commencement of the Rapid Amortization  Period, the aggregate amount of Additional Balances created  during the  previous  Collection  Period and  conveyed  to the Issuer prior to the commencement of the Rapid Amortization Period;

(xviii)  the  aggregate   Liquidation  Loss  Amounts  (other  than  amounts
allocated  in respect of the  Excluded  Amount)  with  respect to the  related
Collection  Period,  the amount  distributed  as principal to  Noteholders  in respect of Liquidation  Loss Amounts and the aggregate of the Liquidation Loss
Amounts  (minus  any  Subsequent  Recovery  Amounts  and  other  than  amounts allocated in respect of the Excluded  Amount) from all  Collection  Periods to date  expressed as dollar amount and as a percentage of the aggregate  Cut-Off
Date Principal Balances of the Mortgage Loans;

(xix) the  Note  Balance  of the  Notes  and the  Certificate  Balance  of the
Certificates  after  giving  effect to the  distribution  of principal on such
Payment Date;

(xx)  the  balance  of the  Funding  Account  as of the  end of the  preceding
Collection Period;

(xxi) the  Percentage  Interest  applicable to each of the  Securities,  after application of payments made on such Payment Date;

(xxii)  the  Overcollateralization  Amount as of the end of the  preceding
Collection Period;

(xxiii)  the  aggregate  Principal  Balance of  Subsequent  Mortgage  Loans
transferred to the Trust Estate since the Closing Date;

(xxiv)  reserved;

(xxv) reserved;

(xxvi)  on or after  the  Stepdown  Date,  a  statement  (yes or no) as to whether each of the  Stepdown  Delinquency  Test and the  Stepdown  Cumulative
Loss Test have been met as of the related Payment Date;

                                       23

(xxvii)  the aggregate  outstanding  Principal Balance of the three largest
Mortgage  Loans as of the  close of  business  on the last day of the  related
Collection Period;

(xxviii)  the Overcollateralization Target Amount;

(xxix)  the  number  of   Mortgage   Loans  that  are  the  subject  of  a
Promotional  Rate  and the  aggregate  amount  of  Promotional  Advances  with respect to such Mortgage Loan;

(xxx) any material  modifications,  extensions  or waivers to the terms of the
Mortgage Loans during the Collection Period or that have  cumulatively  become material over time; and

(xxxi)  any   material   breaches   of  Mortgage   Loan   representations,
warranties or covenants in the Purchase Agreement.

      In the case of information  furnished pursuant to clauses (ii) and (iii)
above,  the amounts shall be expressed as an aggregate  dollar amount per Note
or  Certificate,   as  applicable,   with  a  $______   denomination  and  per
Certificate with a denomination equal to a 100% Percentage Interest.

      If a  Managed  Amortization  Event,  a  Rapid  Amortization  Event  or a
Servicing  Default  shall occur,  on the Business  Day  following  the related
Determination  Date, the Servicer  shall forward to the Indenture  Trustee and the Paying  Agent,  a statement to such effect,  including  the nature of such
Rapid  Amortization  Event  or  Servicing  Default.  The  Paying  Agent  shall deliver  or  cause to be  delivered  by mail to each  Certificateholder,  each
Noteholder,  the Enhancer,  the Depositor,  the Owner Trustee, the Certificate
Paying  Agent and each  Rating  Agency,  notice of such  Managed  Amortization
Event, Rapid Amortization Event or Servicing Default,  including,  in the case of a Rapid  Amortization  Event or a Servicing  Default,  the nature  thereof.
Such  statement may be included in, or separate  from,  the regular  statement sent to Securityholders.

      The Paying  Agent  shall make the  Servicing  Certificate  (and,  at its
option,   any  additional   files   containing  the  same  information  in  an
alternative  format) available each month to Securityholders and the Enhancer, and other parties to this Agreement via the Paying Agent's  internet  website.
The  Paying   Agent's   internet   website  shall   initially  be  located  at
"www.firstlinkabs.com".  Assistance  in using the  website  can be obtained by calling the Paying Agent's  customer  service desk at (800) 665-9359.  Parties that are unable to use the above  distribution  option are  entitled to have a paper  copy  mailed to them via  first  class  mail by  calling  the  customer service  desk and  indicating  such.  The Paying Agent shall have the right to change the way the statements to  Securityholders  are distributed in order to make such  distribution  more  convenient  and/or more accessible to the above parties and the Paying Agent shall  provide  timely and adequate  notification to all above parties regarding any such changes.  The Paying Agent may require registration  and the acceptance of a disclaimer in connection  with access to its website

(b)   The Servicer  shall  forward to the Paying  Agent any other  information reasonably  requested  by the Paying  Agent  necessary  to make  distributions pursuant to Section 3.05  of the Indenture.  Prior to the close of business on the Business Day next succeeding each  Determination  Date, the Servicer shall furnish a written statement to the Certificate  Paying Agent, the Paying Agent and the Indenture  Trustee setting forth the aggregate  amounts required to be withdrawn  from the  Custodial  Account and  deposited  into the Note  Payment
Account,  Funding  Account  and/or  Distribution  Account on the  Business Day
preceding   the  related   Payment   Date   pursuant  to   Section 3.04.   The
determination  by the  Servicer  of such  amounts  shall,  in the  absence  of obvious  error,  be  deemed  to be  presumptively  correct  for  all  purposes hereunder,  and the Owner Trustee,  the Paying Agent and the Indenture Trustee
shall be protected in relying upon the same without any  independent  check or verification.  In addition,  upon the Issuer's written  request,  the Servicer shall promptly  furnish such  information  reasonably  requested by the Issuer that is  reasonably  available to the Servicer to enable the Issuer to perform its federal and state income tax reporting obligations.

                                       24

Section 4.02      Tax Returns and 1934 Act Reports

(a)   The  Servicer  agrees to perform the  obligations  of the  Servicer  set forth in  Section 5.03 of the Trust  Agreement.  The Servicer will prepare and file or cause to be prepared and filed all tax and information  returns of the
Trust Estate.

(b)   The Servicer  shall  prepare all reports on behalf of the Trust  Estate, including,  but not  limited  to,  all  Forms 8-K and Forms  10-K,  and,  when applicable,  any Form 15, that are required under the Securities  Exchange Act of 1934, as amended,  and any  certifications  required by the  Sarbanes-Oxley
Act of 2002 to be filed with such Forms 10-K.  The Servicer  shall continue to file all  Forms 8-K  and Forms  10-K with  respect to the Trust  Estate  until directed by the Depositor in writing to discontinue such filings.

Section 4.03      Exchange Act Reporting

(a)   The Servicer  shall,  on behalf of the  Depositor  and in respect of the
Trust  Estate,  sign and cause to be filed with the  Commission  any  periodic reports  required to be filed under the  provisions  of the Exchange  Act, and the rules and  regulations of the  Commission  thereunder  including,  without limitation,  reports on Form 10-K,  Form 10-D and Form 8-K. In connection with the preparation  and filing of such periodic  reports,  the Indenture  Trustee shall timely  provide to the Servicer (I) a list of  Securityholders  as shown on the  Certificate  Register  and  the  Note  Register  as of the end of each calendar  year,  (II) copies of all  pleadings,  other  legal  process and any other documents  relating to any claims,  charges or complaints  involving the
Indenture  Trustee,  as  trustee  hereunder,  or the  Trust  Estate  that  are received by the  Indenture  Trustee,  (III) notice of all matters that, to the actual knowledge of a Responsible Officer of the Indenture Trustee,  have been submitted  to a vote of the  Securityholders,  other than those  matters  that have been  submitted  to a vote of the  Securityholders  at the request of the
Depositor  or the  Servicer,  and (IV) notice of any failure of the  Indenture
Trustee to make any distribution to the  Securityholders  as required pursuant to this Agreement.  Neither the Servicer nor the Indenture  Trustee shall have any liability  with respect to the Servicer's  failure to properly  prepare or file such  periodic  reports  resulting  from or  relating  to the  Servicer's inability  or  failure  to  obtain  any  information  not  resulting  from the
Servicer's own negligence or willful misconduct.

(b)   Any Form 10-K filed with the Commission in connection  with this Section
4.03 shall include:

(i)   A  certification,  signed  by  the  senior  officer  in  charge  of  the servicing  functions of the  Servicer,  in the form attached as Exhibit E hereto or such  other  form as may be  required
                  or   permitted   by   the   Commission   (the   "Form   10-K
                  Certification"),  in compliance with Rules 13a-14 and 15d-14 under the Exchange Act and any additional  directives of the
                  Commission.

                                       25

(ii)  A report  regarding its  assessment  of compliance  during the preceding calendar  year with all  applicable  servicing  criteria set forth in relevant  Commission  regulations  with  respect to mortgage-backed  securities  transactions  taken  as a whole involving  the Servicer that are backed by the same types of assets  as  those  backing  the  certificates,  as  well  as similar  reports on assessment  of compliance  received from other parties  participating  in the  servicing  function as required by relevant  Commission  regulations,  as described in  Item  1122(a)  of  Regulation  AB.  The  Servicer  shall
                  obtain  from  all  other   parties   participating   in  the
                  servicing function any required certifications.

(iii) With respect to each assessment  report described  immediately  above, a report by a registered  public  accounting firm that attests to, and reports  on, the  assessment  made by the  asserting party, as set forth in relevant Commission  regulations,  as
                  described  in  Regulation   1122(b)  of  Regulation  AB  and
                  Section 3.13.

(iv)  The servicer  compliance  certificate  required to be delivered pursuant
                  Section 3.12.

(c)   In connection with the Form 10-K  Certification,  the Indenture  Trustee shall provide the Servicer with a back-up  certification  substantially in the form attached hereto as Exhibit F.

(d)   This  Section  4.03 may be amended  in  accordance  with this  Agreement without the consent of the Securityholders.

                                   ARTICLE V

                             Note Payment Account

Section 5.01      Note Payment  Account.  The Paying Agent shall establish and maintain an Eligible Account entitled  "Wachovia Bank,  National  Association, as  Paying  Agent,  for the  benefit  of the  Securityholders,  the  Indenture
Trustee,  the  Certificate  Paying  Agent and the  Enhancer,  pursuant  to the
Indenture,  dated as of _____ __, 200_,  among  Wachovia  Mortgage Loan Trust,
LLC   [______]    Trust,    Wachovia   Bank,    National    Association    and
[_________________]"  (the "Note  Payment  Account").  On each  Payment  Date, amounts on deposit in the Note Payment  Account  shall be  distributed  by the
Paying Agent in accordance  with  Section 3.05  of the  Indenture.  The Paying
Agent  shall  invest or cause the  institution  maintaining  the Note  Payment
Account to invest the funds  therein in Permitted  Investments  designated  in the name of the Paying Agent,  which  investments  shall mature not later than the Business Day next  preceding  the Payment Date next  following the date of such investment  (except that any investment in the institution with which the
Note Payment  Account is maintained may mature or be payable on demand on such
Payment Date). In addition,  no such Permitted  Investment  shall be purchased at a price in  excess  of par.  All  income  and gain  realized  from any such investment  shall be for the benefit of the  Servicer  and shall be subject to its withdrawal or order from time to time,  except that an amount equal to one day's interest on any such  investment  shall be for the benefit of the Paying
Agent.  The amount of any losses  incurred in respect of any such  investments shall be deposited in the Note Payment  Account by the Servicer and the Paying
Agent out of their own funds  immediately  as realized  and shall be allocated between the Servicer  and the Paying Agent on a pro rata basis,  such that the percentage  of any such loss  allocated  to the  Paying  Agent  shall  equal a fraction,  the numerator of which equals one (1) and the  denominator of which equals the number of days the funds in the Note Payment  Account were invested in such investment.  Subject to Section 8.02(b)  of the Indenture,  and except as provided in this  Section  5.01,  the Paying  Agent shall not be liable for investment losses on funds on deposit in the Note Payment Account.

                                       26

                                  ARTICLE VI

                                 The Servicer

Section 6.01      Liability of the Servicer.  The Servicer  shall be liable in accordance  herewith  only  to  the  extent  of the  obligations  specifically imposed upon and undertaken by the Servicer herein.

Section 6.02      Merger  or   Consolidation   of,  or   Assumption  of  the
Obligations of, the Servicer.  Any corporation  into which the Servicer may be merged or converted or with which it may be  consolidated,  or any corporation resulting from any merger,  conversion or  consolidation to which the Servicer shall  be a  party,  or any  corporation  succeeding  to the  business  of the
Servicer,  shall be the  successor  of the  Servicer  hereunder,  without  the execution  or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

      The  Servicer  may  assign  its  rights  and  delegate  its  duties  and obligations  under this  Agreement,  provided that the Person  accepting  such assignment  or  delegation  shall be a Person  qualified  to service  mortgage loans, is reasonably  satisfactory to the Enhancer  (provided,  however,  that such consent to assignment may not be  unreasonably  withheld),  is willing to service the  Mortgage  Loans and  executes  and delivers to the Issuer (with a copy  to  the  Enhancer)  an  agreement,  in  form  and  substance  reasonably satisfactory  to the  Enhancer,  that contains an assumption by such Person of the  due  and  punctual  performance  and  observance  of  each  covenant  and condition to be performed  or observed by the Servicer  under this  Agreement;
provided,  further,  that no  Rating  Event  will  occur as a  result  of such assignment  and  delegation (as evidenced by a letter to such effect from each
Rating Agency) if determined without regard to the Policy; provided,  further, that the Owner  Trustee,  the Paying  Agent,  the Enhancer  and the  Indenture
Trustee  shall  receive  an  Opinion  of  Counsel  to  the  effect  that  such assignment  or  delegation  will not cause  the  Issuer  to be  treated  as an association (or a  publicly-traded  partnership)  taxable as a corporation for federal income tax purposes.

Section 6.03      Limitation   on   Liability  of  the  Servicer  and  Others.
Neither the  Servicer  nor any of the  directors  or officers or  employees or agents of the Servicer  shall be under any liability to the Issuer,  the Owner
Trustee,  the Paying Agent, the Indenture Trustee or the  Securityholders  for
any  action  taken or for  refraining  from the  taking of any  action in good faith  pursuant to this  Agreement;  provided,  however,  that this  provision shall not protect the Servicer or any such Person  against any liability  that would otherwise be imposed by reason of its willful misfeasance,  bad faith or gross  negligence in the  performance of its duties  hereunder or by reason of its reckless  disregard of its obligations and duties hereunder.  The Servicer and any  director or officer or employee or agent of the  Servicer may rely in good faith on any  document  of any kind prima  facie  properly  executed  and submitted  by  any  Person  respecting  any  matters  arising  hereunder.  The
Servicer and any director,  officer,  employee or agent of the Servicer  shall be indemnified by the Issuer and held harmless against any loss,  liability or expense  incurred  in  connection  with  any  legal  action  relating  to this
Agreement or the  Securities,  including any amount paid to the Owner Trustee, the Paying Agent or the Indenture Trustee pursuant to  Section 6.06(b),  other than any loss,  liability or expense related to any specific  Mortgage Loan or
Mortgage  Loans  (except  as any such  loss,  liability  or  expense  shall be otherwise  reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of the Servicer's  willful  misfeasance,  bad faith or gross  negligence in the  performance of its duties  hereunder or by reason of its  reckless  disregard  of its  obligations  and  duties  hereunder.  The
Servicer shall not be under any  obligation to appear in,  prosecute or defend any legal action that is not  incidental to its duties to service the Mortgage
Loans in accordance with this  Agreement,  and that in its opinion may involve it in any expense or liability;  provided,  however,  that the Servicer may in its sole  discretion  undertake any such action that it may deem  necessary or desirable in respect of this  Agreement,  the rights and duties of the parties hereto and the  interests of the  Securityholders  and the  Enhancer.  In such event,  the  reasonable  legal  expenses  and  costs  of such  action  and any liability resulting therefrom shall be expenses,  costs and liabilities of the
Issuer,  and the Servicer  shall be entitled to be  reimbursed  therefor.  The
Servicer's right to indemnity or reimbursement  pursuant to this  Section 6.03 shall  survive any  resignation  or  termination  of the Servicer  pursuant to
Section 6.04  or  7.01  with  respect  to  any  losses,   expenses,  costs  or
liabilities  arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination).

                                       27

Section 6.04      Servicer  Not  to  Resign.  Subject  to  the  provisions  of
Section 6.02,  the Servicer shall not resign from the  obligations  and duties hereby  imposed on it except (a) upon  determination  that the  performance of
its  obligations  or  duties  hereunder  are  no  longer   permissible   under
applicable  law or are in material  conflict by reason of applicable  law with any other activities  carried on by it or its subsidiaries or Affiliates,  the other  activities  of the Servicer so causing such a conflict  being of a type and nature  carried on by the Servicer or its  subsidiaries  or  Affiliates at the  date  of  this  Agreement  or (b)  upon  satisfaction  of  the  following conditions:  (i) the Servicer shall have proposed a successor  servicer to the
Issuer  and the  Indenture  Trustee  in writing  and such  proposed  successor servicer is  reasonably  acceptable to the Issuer,  the Indenture  Trustee and the  Enhancer;  (ii) each Rating  Agency shall have  delivered a letter to the
Issuer,  the Enhancer and the Indenture  Trustee prior to the  appointment  of
the  successor  servicer  stating  that  the  proposed   appointment  of  such
successor  servicer as Servicer  hereunder  will not cause a Rating Event,  if determined  without  regard to the Policy;  and (iii) such proposed  successor servicer is reasonably  acceptable  to the Enhancer,  as evidenced by a letter to the Issuer  and the  Indenture  Trustee;  provided,  however,  that no such resignation  by the  Servicer  shall  become  effective  until such  successor servicer or, in the case of (a) above,  the Indenture  Trustee,  as pledgee of the Mortgage  Loans,  shall have assumed the Servicer's  responsibilities  and obligations  hereunder or the  Indenture  Trustee,  as pledgee of the Mortgage
Loans,   shall  have  designated  a  successor  servicer  in  accordance  with
Section 7.02.   Any  such  resignation  shall  not  relieve  the  Servicer  of responsibility for any of the obligations  specified in Sections 7.01 and 7.02 as  obligations  that survive the  resignation or termination of the Servicer.
Any such  determination  permitting  the  resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect  delivered to the  Indenture
Trustee and the Enhancer.

                                       28

Section 6.05      Delegation  of Duties.  In the ordinary  course of business, the  Servicer  at any time may  delegate  any of its duties  hereunder  to any
Person,  including any of its  Affiliates,  that agrees to conduct such duties in  accordance  with  standards  comparable  to those with which the  Servicer complies  pursuant  to  Section 3.01.  Such  delegation  shall not relieve the
Servicer of its liabilities and  responsibilities  with respect to such duties and shall not constitute a resignation within the meaning of Section 6.04.

Section 6.06      Payment of  Indenture  Trustee's,  the Paying  Agent's  and
Owner Trustee's Fees and Expenses; Indemnification.

(a)   After the Closing Date, the Servicer  covenants and agrees to pay to the
Owner Trustee,  the Paying Agent, the Note Registrar,  the Certificate  Paying
Agent, the Certificate Registrar,  the Indenture Trustee and any co-trustee of the Indenture  Trustee or the Owner  Trustee from time to time,  and the Owner
Trustee,  the Note Registrar,  the Certificate  Paying Agent,  the Certificate
Registrar,  the Paying Agent,  the Indenture  Trustee and any such  co-trustee shall be entitled to,  reasonable  compensation  for all services  rendered by each of them in the execution of the trusts created under the Trust  Agreement and the  Indenture  and in the exercise and  performance  of any of the powers and duties under the Trust Agreement or the Indenture,  as the case may be, of the Owner Trustee,  the Note  Registrar,  the  Certificate  Paying Agent,  the
Certificate  Registrar,  the  Paying  Agent,  the  Indenture  Trustee  and any
co-trustee,  and the Servicer  will pay or reimburse the Note  Registrar,  the
Certificate  Paying Agent,  the Certificate  Registrar,  the Paying Agent, the
Indenture   Trustee  and  any  co-trustee  upon  request  for  all  reasonable expenses,  disbursements  and advances incurred or made by the Note Registrar, the Certificate  Paying Agent,  the Certificate  Registrar,  the Paying Agent,
the  Indenture  Trustee  or  any  co-trustee  in  accordance  with  any of the provisions of this  Agreement,  the  Indenture,  the Trust  Agreement,  or any
other  Basic  Document  (which  payment  shall  not be  limited  by any law in regards to the  compensation of a trustee of an express trust) except any such expense,  disbursement  or advance as may arise from its  negligence,  willful misfeasance  or bad  faith.  In  addition,  the  Indenture  Trustee  shall  be entitled  to  be  reimbursed  from  the  Servicer  for  all  reasonable  costs associated  with the  transfer  of  servicing  from the  predecessor  servicer
pursuant  to  Section 7.02  hereunder,   including,  without  limitation,  any
reasonable  costs or expenses  associated  with the  complete  transfer of all servicing  data  and  the  completion,  correction  or  manipulation  of  such servicing  data as may be  required  by the  Indenture  Trustee to correct any errors or  insufficiencies  in the  servicing  data or otherwise to enable the
Indenture  Trustee  or  successor  Servicer  to  service  the  Mortgage  Loans properly and effectively.

(b)   The  Servicer  agrees to indemnify  the  Indenture  Trustee,  the Paying
Agent,  the Note  Registrar,  the  Certificate  Paying Agent,  the Certificate
Registrar and the Owner  Trustee for, and to hold the  Indenture  Trustee (and any Responsible  Officer thereof),  the Paying Agent, the Note Registrar,  the
Certificate Paying Agent, the Certificate  Registrar and the Owner Trustee, as
the case may be, harmless  against,  any loss,  liability or expense  incurred without  negligence,  bad  faith  or  willful  misconduct  on the  part of the
Indenture  Trustee,  the Paying Agent,  the Note  Registrar,  the  Certificate
Paying Agent, the Certificate  Registrar or the Owner Trustee, as the case may be, arising out of, or in connection  with, the acceptance and  administration of the  Issuer  and the  assets  thereof,  including  the costs  and  expenses
(including  reasonable  legal fees and  expenses) of defending  the  Indenture
Trustee,  the Paying Agent, the Note Registrar,  the Certificate Paying Agent,
the  Certificate  Registrar or the Owner Trustee,  as the case may be, against any claim in connection  with the exercise or performance of any of its powers or duties under any Basic Document; provided, however, that:

                                       29

(i)   with  respect  to any such  claim,  the  Indenture  Trustee,  the Paying
Agent,  the Note  Registrar,  the  Certificate  Paying Agent,  the Certificate
Registrar or Owner Trustee,  as the case may be, shall have given the Servicer written  notice  thereof  promptly  after the  Indenture  Trustee,  the Paying
Agent,  the Note  Registrar,  the  Certificate  Paying Agent,  the Certificate
Registrar or Owner  Trustee,  as the case may be, shall have actual  knowledge thereof;

(ii)  while  maintaining  control  over  its  own  defense,  the  Issuer,  the
Indenture  Trustee,  the Paying Agent,  the Note  Registrar,  the  Certificate
Paying Agent, the Certificate  Registrar or Owner Trustee, as the case may be, shall  cooperate  and  consult  fully  with the  Servicer  in  preparing  such defense; and

(iii) notwithstanding   anything  in  this  Agreement  to  the  contrary,  the
Servicer  shall not be liable  for  settlement  of any claim by the  Indenture
Trustee,  the Paying Agent, the Note Registrar,  the Certificate Paying Agent,
the  Certificate  Registrar or the Owner Trustee,  as the case may be, entered into without the prior consent of the Servicer.

      No  termination  of this  Agreement  or  resignation  or  removal of the
Paying  Agent,  the  Note  Registrar,   the  Certificate   Paying  Agent,  the
Certificate  Registrar or the Indenture  Trustee shall affect the  obligations created by this  Section 6.06  of the  Servicer  to  indemnify  the  Indenture
Trustee,  the Paying Agent, the Note Registrar,  the Certificate Paying Agent,
the  Certificate  Registrar and the Owner Trustee under the  conditions and to the extent set forth herein.

      Notwithstanding  the  foregoing,  the  indemnification  provided  by the
Servicer in this  Section 6.06(b)  shall not pertain to any loss, liability or expense of the Indenture  Trustee,  the Paying Agent, the Note Registrar,  the
Certificate  Paying Agent,  the  Certificate  Registrar or the Owner  Trustee,
including  the costs and  expenses  of  defending  itself  against  any claim, incurred in connection  with any actions taken by the Indenture  Trustee,  the
Paying  Agent,  the  Note  Registrar,   the  Certificate   Paying  Agent,  the
Certificate  Registrar  or the Owner  Trustee at the written  direction of the
Noteholders or  Certificateholders,  as the case may be, pursuant to the terms of this Agreement.

                                 ARTICLE VII

                                   Default

Section 7.01      Servicing Default.

(a)   If a Servicing Default shall occur and be continuing, then, and in every such case, so long as a Servicing Default shall not have been remedied by the Servicer, either the Depositor, the Enhancer (so long as no Enhancer
Default exists), or the Indenture Trustee, at the written direction of the holders of at least 51% of the Outstanding Note Balance (if an Enhancer
Default exists) by notice then given in writing to the Servicer, the Issuer and the Indenture Trustee, may terminate all of the rights and obligations of the Servicer as servicer under this Agreement other than its right to receive servicing compensation and reimbursement for servicing the Mortgage Loans hereunder during any period prior to the date of such termination, and the
Issuer, the Enhancer or the Indenture Trustee (with the written consent of the Enhancer), may exercise any and all other remedies available at law or equity.  The Servicer shall immediately notify the Indenture Trustee, the
Issuer and each Rating Agency, the Enhancer and the Issuer in writing of any
Servicing Default as to which it has actual knowledge.  On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Securities or the Mortgage Loans or otherwise, shall pass to and be vested, subject to
Section 7.02 hereof, as pledgee of the Mortgage Loans, in the Indenture
Trustee, pursuant to and under this Section 7.01; and, without limitation, the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each
Mortgage Loan and related documents, or otherwise.  The Servicer agrees to cooperate with the Issuer, the Enhancer and Indenture Trustee, as the case may be, in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the
Indenture Trustee for the administration by it of all cash amounts relating to the Mortgage Loans that shall at the time be held by the Servicer and to be deposited by it in the Custodial Account, or that have been deposited by the Servicer in the Custodial Account or thereafter received by the Servicer with respect to the Mortgage Loans.  All reasonable costs and expenses
(including, but not limited to, attorneys' fees) incurred in connection with amending this Agreement to reflect such succession as Servicer pursuant to this Section 7.01 shall be paid by the predecessor Servicer (or if the predecessor Servicer is the Indenture Trustee, the initial Servicer) upon presentation of reasonable documentation of such costs and expenses.

                                       30

(b)   Notwithstanding  any  termination  of the  activities  of  the  Servicer hereunder,  the  Servicer  shall  be  entitled  to  receive,  out of any  late collection  of a payment on a  Mortgage  Loan that was due prior to the notice terminating  the  Servicer's  rights and  obligations  hereunder  and received after  such  notice,  that  portion  to which  the  Servicer  would  have been entitled  pursuant to Sections  3.03 and 3.09, as well as its Servicing Fee in respect thereof,  and any other amounts payable to the Servicer  hereunder the entitlement  to  which  arose  prior  to the  termination  of  its  activities hereunder.

      Notwithstanding  the  foregoing,  a delay in or failure  of  performance under clause (i) or (ii) of the  definition  of Servicing  Default,  after the applicable grace periods specified  therein,  shall not constitute a Servicing
Default if such delay or failure  could not be  prevented  by the  exercise of reasonable  diligence  by the Servicer and such delay or failure was caused by an act of God or the public enemy,  acts of declared or undeclared war, public disorder,  rebellion  or sabotage,  epidemics,  landslides,  lightning,  fire, hurricanes,  earthquakes,  floods or similar  causes.  The preceding  sentence shall not relieve the Servicer  from using  reasonable  efforts to perform its respective  obligations  in a timely  manner in  accordance  with the terms of this Agreement.  The Servicer shall provide the Indenture Trustee,  the Paying
Agent,  the Enhancer and the  Securityholders  with written notice of any such failure  or delay by it,  together  with a  description  of its  efforts to so perform its obligations.  The Servicer shall immediately  notify the Indenture
Trustee,  the  Paying  Agent,  the  Enhancer  and the Issuer in writing of any
Servicing Default.

(c)   If the Servicer  Termination Triggers shall occur and be continuing with respect to a Payment  Date,  then in each and every such case,  and so long as no Enhancer  Default  exists,  the  Enhancer  may send  written  notice to the
Securityholders  of its  intention  to  remove  the  Servicer  and  appoint  a successor  Servicer  and the date on  which  such  removal  will  take  place;
provided,  however,  that such date shall be at least 30 days from the date of such  notice.  None  of  the  Indenture  Trustee,  the  Paying  Agent  or  the
Securityholders  shall have the right to initiate removal of the Servicer if a
Servicer Termination Trigger has occurred.

                                       31

Section 7.02      Indenture Trustee to Act; Appointment of Successor.

(a)   On and  after the time the  Servicer  receives  a notice of  termination pursuant  to  Section 7.01  or sends a notice  pursuant to  Section 6.04,  the
Indenture  Trustee as pledgee of the Mortgage  Loans shall itself  become,  or shall appoint an affiliate of the Indenture  Trustee to become,  the successor in all  respects  to the  Servicer  in its  capacity  as  servicer  under this
Agreement  and the  transactions  set forth or  provided  for herein and shall immediately  assume all of the obligations of the Servicer to make advances on
Mortgage  Loans  under  Section 3.03(b)  and  will  be  subject  to all  other responsibilities,  duties  and  liabilities  relating  thereto  placed  on the
Servicer by the terms and provisions hereof as soon as practicable,  but in no event  later  than 90 days  after  the  Indenture  Trustee  becomes  successor servicer.  During such 90 day period, the Indenture Trustee,  with the written consent  of the  Enhancer,  may  require  the  Servicer  being  terminated  to continue  to  perform  such  servicing  responsibilities  (other  than  making advances  on the  Mortgage  Loans  under  Section 3.03(b))  as  the  Indenture
Trustee  deems  appropriate.  In such event,  the  Servicer  being  terminated shall  provide such  services as directed by the  Indenture  Trustee until the earliest  of  the  date  the  Indenture  Trustee  notifies  such  Servicer  to discontinue  providing such services,  the date on which a successor  servicer or  the  Indenture  Trustee  has  assumed  all  responsibilities,  duties  and liabilities  of  the  Servicer  hereunder  or  the  expiration  of  the 90 day period.  The Servicer  shall be entitled to the  Servicing  Fee  hereunder for any period  during which the Servicer is obligated to provide such services as if no termination  of the Servicer had occurred.  Nothing in this Agreement or in the Trust  Agreement  shall be construed to permit or require the Indenture
Trustee to (i) succeed to the responsibilities,  duties and liabilities of the initial  Servicer in its  capacity  as Seller  under the  Purchase  Agreement,
(ii) be  responsible  or  accountable  for any act or omission of the Servicer prior to the issuance of a notice of termination  hereunder,  (iii) require or obligate the  Indenture  Trustee,  in its capacity as successor  Servicer,  to
purchase,   repurchase  or  substitute  any  Mortgage  Loan,   (iv)  fund  any
Additional  Balances with respect to any Mortgage Loan, (v) fund any losses on
any  Permitted  Investment  directed  by  any  other  Servicer,   or  (vi)  be
responsible  for  the   representations  and  warranties  of  the  predecessor
Servicer.  As compensation  therefor,  the Indenture Trustee shall be entitled to such  compensation as the Servicer would have been entitled to hereunder if no such notice of termination had been given.  Notwithstanding  the foregoing, if the Indenture Trustee is (x) unwilling to act as successor  Servicer itself or to  appoint an  affiliate  to become  successor  Servicer,  or (y)  legally unable so to act, the Indenture  Trustee as pledgee of the Mortgage  Loans may
(in the  situation  described  in  clause  (x))  or  shall  (in the  situation
described   in  clause  (y))   appoint  or  petition  a  court  of   competent
jurisdiction to appoint any established housing and home finance  institution, bank or other  mortgage  loan  servicer  having a net  worth of not less  than
$10,000,000  as the successor to the Servicer  hereunder in the  assumption of all  or any  part  of  the  responsibilities,  duties  or  liabilities  of the
Servicer hereunder;  provided, however, that any such successor Servicer shall be acceptable to the Enhancer,  as evidenced by the  Enhancer's  prior written
consent,   which  consent  shall  not  be   unreasonably   withheld.   Pending
appointment  of a successor to the Servicer  hereunder,  unless the  Indenture
Trustee is prohibited  by law from so acting,  the  Indenture  Trustee  itself shall act or appoint an affiliate to act in such  capacity as provided  above.
In connection with such  appointment  and  assumption,  the successor shall be entitled to receive  compensation  out of  payments  on  Mortgage  Loans in an amount  equal to the  compensation  that the  Servicer  would  otherwise  have
received  pursuant  to  Section 3.11  (or  such  other   compensation  as  the
Indenture  Trustee and such  successor  shall  agree).  The  appointment  of a successor Servicer shall not affect any liability of the predecessor  Servicer that may  have  arisen  under  this  Agreement  prior  to its  termination  as
Servicer  (including  the  obligation to purchase  Mortgage  Loans pursuant to
Section 3.01,  to pay any  deductible  under an insurance  policy  pursuant to
Section 3.05 or to indemnify the Indenture  Trustee pursuant to Section 6.06), nor shall any successor  Servicer  (including the Indenture Trustee) be liable for any acts or  omissions  of the  predecessor  Servicer or for any breach by such Servicer of any of its representations or warranties  contained herein or in  any  related  document  or  agreement.  The  Indenture  Trustee  and  such successor  shall take such  action,  consistent  with this  Agreement  and the requirements  (including any notice  requirements) of applicable law, as shall
be  necessary  to  effectuate  any  such   succession.   Notwithstanding   the
foregoing,  the  Indenture  Trustee,  in its capacity as  successor  Servicer, shall not be responsible for the lack of information  and/or documents that it cannot  obtain  through  reasonable  efforts or for failing to take any action that the  Indenture  Trustee is legally  prohibited  from taking by applicable law.

                                       32

(b)   Any  successor,  including  the  Indenture  Trustee,  to the Servicer as servicer  shall  during its term as  Servicer  (i)  continue  to  service  and administer  the Mortgage  Loans for the benefit of the  Securityholders,  (ii)
maintain  in force a policy or  policies  of  insurance  covering  errors  and omissions in the  performance of its  obligations as Servicer  hereunder and a fidelity  bond in respect of its  officers,  employees  and agents to the same extent as the Servicer is so required  pursuant to  Section 3.13  and (iii) be bound by the terms of the Insurance Agreement.

(c)   Any successor  Servicer,  including the Indenture Trustee,  shall not be deemed in default or to have breached its duties  hereunder if the predecessor
Servicer shall fail to deliver any required  deposit to the Custodial  Account or otherwise  cooperate  with any required  servicing  transfer or  succession hereunder.

      (d)   All  reasonable  costs and expenses  (including  attorneys'  fees)
incurred in connection  with the transfer of Mortgage  Files and the servicing duties  to a  successor  servicer  hereunder  shall  be  paid  by the  related predecessor servicer.

Section 7.03      Notification  to  Securityholders.  Upon any  termination of or appointment of a successor to the Servicer  pursuant to this Article VII or
Section 6.04,  the Indenture  Trustee shall give prompt written notice thereof to the Securityholders, the Enhancer, the Issuer and each Rating Agency.

                                 ARTICLE VIII

                           Miscellaneous Provisions

Section 8.01      Amendment.  This  Agreement may be amended from time to time by the parties hereto,  but only by written  instrument  signed by the parties hereto;  provided,  however, that any such amendment shall be accompanied by a letter from each  Rating  Agency to the effect  that such  amendment  will not result  in a  Rating  Event  if  determined  without  regard  to  the  Policy;
provided,  further,  that the  Enhancer,  the Paying  Agent and the  Indenture
Trustee shall consent thereto.

Section 8.02      Exhibits.   The  exhibits  to  this   Agreement  are  hereby
incorporated  and  made  a part  hereof  and  are an  integral  part  of  this
Agreement.

Section 8.03      GOVERNING  LAW.  THIS  AGREEMENT  SHALL BE  GOVERNED  BY AND
CONSTRUED  IN  ACCORDANCE  WITH THE LAWS OF THE  STATE  OF NEW  YORK,  WITHOUT
REFERENCE TO ITS  CONFLICTS OF LAW  PROVISIONS  (OTHER THAN SECTION  5-1401 OF
THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS,  RIGHTS AND REMEDIES OF THE
PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                       33

Section 8.04      Notices. All demands,  notices and communications  hereunder shall be in writing and shall be deemed to have been duly given if  personally delivered at or mailed by certified mail, return receipt requested,  to (a) in the case of the Servicer,  One Wachovia Center, 18th Floor,  Charlotte,  North
Carolina  28288-0572,  Attention:  David Mason,  Re:  Wachovia  Mortgage  Loan
Trust, LLC [______] Trust,  Facsimile:  (704) 383-3878, (b) in the case of the
Enhancer,  [________],  [address],  Attention:  [________],  telecopier number
(___)  ___-____,  (c) in the case of Moody's,  Home Mortgage  Loan  Monitoring
Group,  4th Floor, 99 Church Street, New York, New York 10001, (d) in the case of Standard & Poor's,  55 Water Street,  New York, New York 10004,  Attention:
Residential  Mortgage  Surveillance  Group,  (e) in  the  case  of  the  Owner
Trustee,  [________],  [address],  Attention:  [________],  telecopier  number
(___) ___-____,  (f) in the case of the Issuer,  Wachovia Mortgage Loan Trust,
LLC [______]  Trust,  c/o the Owner Trustee at the address set forth in clause
(e) above,  (g) in the case of the Indenture  Trustee,  at the Corporate Trust
Office of the Indenture  Trustee,  and (h) in the case of the Paying Agent, at the Corporate  Trust Office of the Paying  Agent;  or, with respect to each of the  foregoing  Persons,  at such other address as shall be designated by such
Person  in a  written  notice  to the  other  foregoing  Persons.  Any  notice required  or  permitted  to be  mailed to a  Securityholder  shall be given by first class mail,  postage prepaid,  at the address of such  Securityholder as shown in the Note Register or  Certificate  Register,  as the case may be. Any notice  so  mailed  within  the time  prescribed  in this  Agreement  shall be conclusively  presumed  to have been duly  given,  whether or not the  related
Securityholder  receives such notice.  Any notice or other  document  required to be delivered or mailed by the Indenture  Trustee to any Rating Agency shall be given on a  reasonable  efforts  basis and only as a matter of courtesy and accommodation,  and the Indenture  Trustee shall have no liability for failure to deliver any such notice or document to any Rating Agency.

Section 8.05      Severability  of  Provisions.  If  any  one or  more  of the covenants, agreements,  provisions or terms of this Agreement shall be for any reason whatsoever held invalid,  then such covenants,  agreements,  provisions or terms shall be deemed severable from the remaining  covenants,  agreements, provisions or terms of this  Agreement and shall in no way affect the validity or  enforceability of the other provisions of this Agreement or the Securities or the rights of the Securityholders.

Section 8.06      Protection of Confidential  Information.  The Servicer shall keep  confidential  and  shall  not  divulge  to  any  party  any  information pertaining  to the  Mortgage  Loans or any  Mortgagor  thereunder,  except  as required  pursuant  to this  Agreement  and  except to the  extent  that it is necessary  and  appropriate  for the  Servicer to do so in working  with legal
counsel,  auditors,  taxing  authorities,   regulatory  authorities  or  other
governmental agencies or in accordance with the Collection Policy.

Section 8.07      Third-Party  Beneficiaries.  This  Agreement  shall inure to the benefit of and be binding upon the parties  hereto,  the  Securityholders, the Enhancer,  the Owner Trustee and their respective successors and permitted assigns.  Except as  otherwise  provided in this  Agreement,  no other  Person shall  have any  right  or  obligation  hereunder.  The  Enhancer  shall be an express third-party beneficiary of this Agreement.

                                       34

Section 8.08      Counterparts.   This  instrument  may  be  executed  in  any
number of  counterparts,  each of which so  executed  shall be deemed to be an original,  but all such counterparts shall together constitute but one and the same instrument.

Section 8.09      Effect of Headings  and Table of  Contents.  The Article and
Section headings  herein and the Table of Contents  are for  convenience  only and shall not affect the construction hereof.

Section 8.10      Termination upon Purchase by the Servicer or Liquidation of
All Mortgage Loans; Partial Redemption.

(a)   The respective  obligations and  responsibilities  of the Servicer,  the
Issuer,  the Paying  Agent and the  Indenture  Trustee  created  hereby  shall terminate upon the last action  required to be taken by the Issuer pursuant to the  Trust  Agreement  and by the  Indenture  Trustee  and  the  Paying  Agent
pursuant to the Indenture following the earlier of:

(i)   the date on or before  which the  Indenture  or the Trust  Agreement  is terminated, or

(ii)  the purchase by the Servicer  from the Issuer of all Mortgage  Loans and
REO Property in accordance with Section 8.10(b).

(b)   The  Servicer  shall have the right to  purchase  from the Issuer all of the  Mortgage  Loans and related REO Property if the Note Balance of the Notes as of any  Payment  Date is less than 10% of the Note  Balance of the Notes as of the Closing Date,  (provided that a draw on the Policy would not occur as a result of such  purchase,  and provided  further that the purchase  price will provide  sufficient  funds to pay the outstanding Note Balance and accrued and unpaid  interest on the Notes to the Payment Date on which such amounts are to be  distributed  to the  Securityholders),  at a  price  equal  to 100% of the aggregate unpaid Principal Balance of all such remaining  Mortgage Loans, plus accrued and unpaid interest  thereon at the weighted average of the Loan Rates thereon up to the date  preceding  the Payment  Date on which such amounts are to be  distributed  to the  Securityholders  (and in the case of REO Property, the fair market value of the REO Property),  plus any amounts due and owing to the Enhancer  under the Insurance  Agreement  related to the Mortgage Loans or the Notes (and any unpaid  Servicing Fee relating to the Mortgage  Loans shall be deemed to have been paid at such time),  plus any  Interest  Shortfall  and interest  owed  thereon to the  Noteholders.  The  purchase  price paid by the
Servicer  shall  also  include  any  amounts  owed by the Seller  pursuant  to
Section  3.01(d)  of the  Purchase  Agreement  in  respect  of any  liability, penalty or  expense  that  resulted  from a breach of the  representation  and warranty set forth in Section  3.01(b)(xi),  that remain unpaid on the date of such purchase.

            The Servicer shall send written  notice to the Indenture  Trustee, the  Paying  Agent and the  Enhancer  of its intent to  exercise  its right to purchase any of the Mortgage Loans pursuant to this Section 8.10(b).

            If such right is exercised  by the  Servicer,  the Servicer  shall deposit  the  amount  calculated  pursuant  to this  Section 8.08(b)  with the
Indenture  Trustee  or  the  Paying  Agent  pursuant  to  Section 4.10  of the
Indenture and, upon the receipt of such deposit,  the Indenture  Trustee shall release to the  Servicer,  the files  pertaining  to the Mortgage  Loans being purchased.  The  Servicer,  at its expense,  shall  prepare and deliver to the
Indenture  Trustee for execution,  at the time the related  Mortgage Loans are to be released to the  Servicer,  appropriate  documents  assigning  each such
Mortgage  Loans from the  Indenture  Trustee or the Issuer to the  Servicer or
the appropriate party.

                                       35

Section 8.11      Certain  Matters  Affecting the  Indenture  Trustee and the
Paying Agent.  For all purposes of this  Agreement,  in the performance of any of each of their  duties or in the  exercise of any of either of their  powers hereunder,  the Indenture Trustee and the Paying Agent shall be subject to and entitled to the benefits of Article VI of the Indenture.

Section 8.12      Owner  Trustee,  Paying  Agent and  Indenture  Trustee  Not
Liable for Related  Documents.  The recitals  contained  herein shall be taken as the  statements of the Servicer,  and the Owner  Trustee,  the Paying Agent
and the  Indenture  Trustee  assume  no  responsibility  for  the  correctness thereof.  The Owner Trustee,  the Paying Agent and the Indenture  Trustee make no  representations  as to the validity or sufficiency of this  Agreement,  of any Basic Document or Related  Document,  or of the  Certificates  (other than the  signatures  of  the  Owner  Trustee  and  the  Indenture  Trustee  on the
Certificates)  or the  Notes.  The Owner  Trustee,  the  Paying  Agent and the
Indenture  Trustee shall at no time have any  responsibility or liability with respect to the  sufficiency of the Trust Estate or its ability to generate the payments to be distributed to Certificateholders  under the Trust Agreement or
the  Noteholders  under  the  Indenture,   including  the  compliance  by  the
Depositor,  the Seller or the  Servicer  with any  warranty or  representation made  under  any  Basic  Document  or the  accuracy  of any such  warranty  or representation,  or any  action of any  person  taken in the name of the Owner
Trustee, the Paying Agent or the Indenture Trustee.

                                  ARTICLE IX

                           Miscellaneous Provisions

Section 9.01      Intent of the Parties;  Reasonableness  The  Depositor,  the
Indenture  Trustee and the Servicer  acknowledge and agree that the purpose of this  Article  IX is to  facilitate  compliance  by  the  Depositor  with  the provisions  of  Regulation  AB  and  related  rules  and  regulations  of  the
Commission.  The  Depositor  shall not exercise its right to request  delivery of information or other  performance under these provisions other than in good faith,  or for purposes other than  compliance  with the  Securities  Act, the
Exchange  Act and the  rules  and  regulations  of the  Commission  under  the
Securities  Act and the Exchange  Act.  Each of the Servicer and the Indenture
Trustee  acknowledges that  interpretations  of the requirements of Regulation
AB may change over time, whether due to interpretive  guidance provided by the
Commission or its staff,  consensus among participants in the  mortgage-backed securities  markets,  advice of counsel,  or  otherwise,  and agrees to comply with  reasonable  requests made by the Depositor in good faith for delivery of information  under these  provisions on the basis of evolving  interpretations of  Regulation  AB.  Each of the  Servicer  and the  Indenture  Trustee  shall
cooperate   reasonably   with  the  Depositor  to  deliver  to  the  Depositor
(including  any of its  assignees  or  designees),  any  and  all  disclosure,
statements,  reports,  certifications,   records  and  any  other  information
necessary in the  reasonable,  good faith  determination  of the  Depositor to permit the Depositor to comply with the provisions of Regulation AB.

Section 9.02      Additional  Representations and Warranties of the Indenture
Trustee

                                       36

(a)   The  Indenture  Trustee  shall be deemed to represent and warrant to the
Depositor  as of the date  hereof  and on each  date on which  information  is provided to the Depositor  under Sections 9.01,  9.02(b) or 9.03 that,  except as disclosed  in writing to the  Depositor  prior to such date:  (i) it is not aware and has not received  notice that any  default,  early  amortization  or
other   performance   triggering   event   has   occurred   as  to  any  other
Securitization  Transaction due to any default of the Indenture Trustee;  (ii)
there are no aspects  of its  financial  condition  that could have a material adverse effect on the performance by it of its trustee  obligations under this
Agreement  or any  other  Securitization  Transaction  as to  which  it is the trustee;  (iii)  there  are no  material  legal  or  governmental  proceedings pending  (or known to be  contemplated)  against it that would be  material to
Noteholders;  (iv) there are no relationships or transactions (as described in
Item 1119(b) of Regulation AB) relating to the Indenture  Trustee with respect
to  the  Depositor  or  any  sponsor,  issuing  entity,   servicer,   trustee,
originator,  significant  obligor,  enhancement  or support  provider or other material  transaction  party (as each of such terms are used in Regulation AB)
relating to the Securitization  Transaction contemplated by this Agreement, as identified  by the  Depositor  to the  Indenture  Trustee in writing as of the
Closing  Date (each,  a  "Transaction  Party")  that are outside the  ordinary course of  business  or on terms  other  than  would be  obtained  in an arm's
length   transaction   with  an  unrelated   third   party,   apart  from  the
Securitization   Transaction,   and  that  are  material  to  the   investors'
understanding  of the Term  Notes;  and (v) the  Indenture  Trustee  is not an
affiliate  (as   contemplated  by  Item  1119(a)  of  Regulation  AB)  of  any
Transaction  Party.  The Depositor  shall notify the Indenture  Trustee of any change in the identity of a Transaction Party after the Closing Date.

(b)   If so  requested  by the  Depositor  on any date  following  the Closing
Date, the Indenture  Trustee  shall,  within five Business Days following such
request,   confirm  in  writing  the  accuracy  of  the   representations  and
warranties  set  forth  in  paragraph  (a) of this  Section  or,  if any  such
representation   and  warranty  is  not  accurate  as  of  the  date  of  such confirmation,  provide the pertinent facts, in writing, to the Depositor.  Any such  request  from the  Depositor  shall  not be given  more  than  once each calendar  quarter,  unless the  Depositor  shall have a  reasonable  basis for questioning the accuracy of any of the representations and warranties

Section 9.03      Information  to be provided by the Indenture  Trustee For so long as the Term Notes are  outstanding,  for the  purpose of  satisfying  the
Depositor's  reporting  obligation  under the Exchange Act with respect to any class of Term Notes,  the  Indenture  Trustee shall provide to the Depositor a written description of (a) any litigation or governmental  proceedings pending against the Indenture  Trustee as of the last day of each calendar  month that would be material to Noteholders,  and (b) any  affiliations or  relationships
(as  described  in Item 1119 of  Regulation  AB) that  develop  following  the
Closing Date between the Indenture  Trustee and any  Transaction  Party of the
type  described in Section  9.02(a)(iv)  or  9.02(a)(v)  as of the last day of
each  calendar  year.  Any   descriptions   required  with  respect  to  legal
proceedings,  as well as updates to previously  provided  descriptions,  under this  Section  9.03 shall be given no later than five  Business  Days prior to the  Determination  Date  following  the  month in which  the  relevant  event
occurs,   and  any  notices  and   descriptions   required   with  respect  to
affiliations,  as well as updates to previously provided  descriptions,  under this  Section  9.03  shall be given no later than  January 31 of the  calendar year  following  the  year in  which  the  relevant  event  occurs.  As of the related  Payment Date with respect to each Report on Form 10-D with respect to the Term  Notes  filed by or on  behalf of the  Depositor,  and as of March 15 preceding  the date each Report on Form 10-K with respect to the Term Notes is filed,  the  Indenture  Trustee  shall be deemed to represent and warrant that any  information  previously  provided  by the  Indenture  Trustee  under this
Article IX is  materially  correct  and does not have any  material  omissions unless the Indenture Trustee has provided an update to such  information.  The
Depositor will allow the Indenture  Trustee to review any disclosure  relating to material  litigation  against the  Indenture  Trustee  prior to filing such disclosure  with the  Commission  to the  extent  the  Depositor  changes  the information provided by the Indenture Trustee.

                                       37

Section 9.04      Report on Assessment of Compliance  and  Attestation  Within
90 days after December 31 of each year, the Indenture Trustee shall:

      (a)   deliver  to  the   Depositor  a  report  (in  form  and  substance
reasonably  satisfactory to the Depositor)  regarding the Indenture  Trustee's assessment of compliance  with the applicable  Servicing  Criteria  during the immediately  preceding  calendar  year,  as required  under  Rules  13a-18 and
15d-18 of the Exchange Act and Item 1122 of  Regulation  AB. Such report shall be  signed  by an  authorized  officer  of the  Indenture  Trustee,  and shall address each of the Servicing Criteria specified on Exhibit G hereto; and

      (b)   deliver  to  the  Depositor  a  report  of  a  registered   public
accounting  firm  satisfying the  requirements  of Rule 2-01 of Regulation S-X under the  Securities  Act and the  Exchange  Act that attests to, and reports on, the assessment of compliance  made by the Indenture  Trustee and delivered pursuant to the preceding  paragraph.  Such attestation shall be in accordance with Rules  1-02(a)(3)  and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

Section 9.05      Indemnification; Remedies

      (a)   The  Indenture   Trustee  shall  indemnify  the  Depositor,   each
affiliate of the  Depositor,  the Servicer and each affiliate of the Servicer, and the  respective  present and former  directors,  officers,  employees  and agents of each of the  foregoing,  and shall hold each of them  harmless  from and against any losses, damages,  penalties,  fines,  forfeitures,  legal fees and  expenses and related  costs,  judgments,  and any other  costs,  fees and expenses that any of them may sustain arising out of or based upon:

            (i)   (A)   any untrue  statement of a material fact  contained or
alleged  to  be  contained   in  any   information,   report,   certification,
accountants'  attestation or other material  provided under this Article IX by or on behalf of the Indenture Trustee  (collectively,  the "Indenture  Trustee
Information"),  or (B) the  omission  or  alleged  omission  to  state  in the
Indenture  Trustee  Information  a material  fact required to be stated in the
Indenture  Trustee  Information  or necessary in order to make the  statements therein,  in the light of the  circumstances  under which they were made,  not misleading;  or

            (ii)  any  failure  by  the  Indenture   Trustee  to  deliver  any
information,  report,  certification,  or other  material when and as required under  this  Article  IX,  other than a failure  by the  Indenture  Trustee to deliver an accountants' attestation.

      (b)   In the case of any  failure  of  performance  described  in clause
(ii) of Section  9.05(a),  as well as a failure  to  deliver  an  accountants'
attestation,  the Indenture Trustee shall (i) promptly reimburse the Depositor for all costs  reasonably  incurred  by the  Depositor  in order to obtain the
information,   report,   certification,   accountants'  attestation  or  other
material  not  delivered  by  the  Indenture  Trustee  as  required  and  (ii)
cooperate  with the  Depositor  to mitigate  any damages  that may result from such failure.

                                       38

      (c)   The  Depositor  and the Servicer  shall  indemnify  the  Indenture
Trustee,  each affiliate of the Indenture  Trustee and the respective  present and  former  directors,  officers,  employees  and  agents  of  the  Indenture
Trustee,  and shall hold each of them  harmless  from and  against any losses, damages,  penalties,  fines, forfeitures,  legal fees and expenses and related costs, judgments,  and any other costs, fees and expenses that any of them may sustain  arising out of or based upon (i) any untrue  statement  of a material fact  contained or alleged to be contained in any  information  provided under this  Agreement by or on behalf of the  Depositor or Servicer for inclusion in any report filed with  Commission  under the Exchange Act  (collectively,  the
"Wachovia Information"),  or (ii) the omission or alleged omission to state in the  Wachovia  Information  a  material  fact  required  to be  stated  in the
Wachovia  Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      (d)   Notwithstanding   any  provision  in  this  Section  9.05  to  the
contrary,  the parties agree that none of the Indenture Trustee, the Depositor or the  Servicer  shall  be  liable  to the  other  for any  consequential  or punitive damages whatsoever,  whether in contract,  tort (including negligence and strict liability),  or any other legal or equitable  principle;  provided, however,  that such  limitation  shall not be applicable with respect to third party claims made against a party.

                                       39

      IN WITNESS WHEREOF,  the Servicer,  the Issuer, the Paying Agent and the
Indenture  Trustee  have caused this  Agreement  to be duly  executed by their respective  officers or representatives all as of the day and year first above written.

                                   WACHOVIA BANK, NATIONAL ASSOCIATION,
                                   as Servicer

                                   By: _____________________________________
                                       Name:
                                       Title:

                                   WACHOVIA MORTGAGE LOAN TRUST, LLC [_____]
                                   TRUST, as Issuer

                                   By: Wilmington Trust Company, not in its
                                       individual capacity but solely as
                                       Owner Trustee

                                   By: _____________________________________
                                       Name:
                                       Title:

                                   WACHOVIA BANK, NATIONAL ASSOCIATION,  as
                                   Paying Agent

                                   By: _____________________________________
                                       Name:
                                       Title:

                                   [_________________], not in its individual
                                   capacity but solely as Indenture Trustee

                                   By: _____________________________________
                                       Name:
                                       Title:

                                       40

                                  EXHIBIT A

                            MORTGAGE LOAN SCHEDULE

                                       A-1

                                  EXHIBIT B

                              COLLECTION POLICY

                               [See attachment]

                                       B-1

                                  EXHIBIT C

                          LIMITED POWER OF ATTORNEY

                       KNOW ALL MEN BY THESE PREMISES:

      That   [_________________],   as  indenture  trustee  (the  "Indenture
Trustee"),  under the indenture dated as of _____ __, 200_ (the  "Indenture"), among Wachovia  Mortgage Loan Trust,  LLC [______] Trust, as issuer,  Wachovia
Bank,  National  Association,  as Paying Agent, and the Indenture  Trustee,  a
national  bank, and having its principal  office  located at [address],  Attn:
_______,  hath made,  constituted  and  appointed,  and does by these presents make, constitute and appoint Wachovia Bank, National  Association,  a national banking  association  organized  and  existing  under  the laws of the  United
States of America, its true and lawful  Attorney-in-Fact,  with full power and authority to sign, execute, acknowledge,  deliver, file for record, and record any instrument on its behalf,  and to perform such other act or acts as may be customarily  and  reasonably  necessary and  appropriate,  to  effectuate  the following enumerated  transactions in respect of any of the Mortgages securing a Mortgage Loan and the related Loan  Agreements for which the  undersigned is
acting  as  Indenture  Trustee  for  various   Securityholders   (whether  the
undersigned  is named  therein  as  mortgagee  or  beneficiary  or has  become mortgagee by virtue of endorsement of such Loan Agreement  secured by any such
Mortgage)  and for which  Wachovia  Bank,  National  Association  is acting as
Servicer pursuant to the Servicing Agreement.

This appointment shall apply to the following enumerated transactions only:

1.    The modification or re-recording of a Mortgage,  where said modification or  re-recording  is for the  purpose  of  correcting  the  Mortgage  to conform  same  to the  original  intent  of the  parties  thereto  or to correct title errors  discovered  after such title  insurance was issued and said  modification or  re-recording,  in either  instance,  does not adversely affect the Lien of the Mortgage as insured.

2.    The  subordination  of the Lien of a Mortgage to an easement in favor of a public utility  company or a government  agency or unit with powers of eminent  domain;  this section shall include,  without  limitation,  the execution of partial  satisfactions/releases,  partial  reconveyances or the execution of requests to trustees to accomplish same.

3.    With  respect to a Mortgage,  the  foreclosure,  the taking of a deed in lieu of  foreclosure,  or the  completion  of judicial  or  non-judicial foreclosure  or  termination,  cancellation  or  rescission  of any such
      foreclosure,   including,   without  limitation,  any  and  all  of  the
      following acts:

      a.    The  substitution  of  trustee(s)  serving  under a  Mortgage,  in accordance with state law and the Mortgage;

      b.    The   preparation   and  issuance  of   statements  of  breach  or
            non-performance;

      c.    The preparation and issuance of notices of default;

      d.    Cancellations/rescissions  of notices of default and/or notices of sale;

                                       C-1

      e.    The taking of a deed in lieu of foreclosure; and

      f.    Such other  documents  and actions as may be  necessary  under the terms of the Mortgage or state law to expeditiously  complete said transactions.

4.    The  conveyance  of the  properties  to  the  mortgage  insurer,  or the closing  of the title to the  property  to be  acquired  as real  estate owned, or conveyance of title to real estate owned.

5.    The completion of loan assumption agreements.

6.    The full  satisfaction/release  of a Mortgage or full  reconveyance upon payment and discharge of all sums secured  thereby,  including,  without limitation, cancellation of the related Loan Agreement.

7.    The  assignment  of any  Mortgage  and the related  Loan  Agreement,  in connection  with  the  repurchase  of  the  Mortgage  Loan  secured  and evidenced thereby.

8.    The full  assignment  of a Mortgage  upon  payment and  discharge of all sums  secured  thereby  in  conjunction  with the  refinancing  thereof, including,  without  limitation,  the  endorsement  of the related  Loan
      Agreement.

9.    The modification or re-recording of a Mortgage,  where said modification or  re-recording  is for the  purpose of any  modification  pursuant  to
      Section 4.01 of the Servicing Agreement.

10.   The  subordination of the Lien of a Mortgage,  where said  subordination is in connection with any  modification  pursuant to Section 3.01 of the
      Servicing     Agreement,     and    the     execution     of     partial
      satisfactions/releases in connection with such same Section 3.01.

      The undersigned gives said  Attorney-in-Fact full power and authority to execute  such  instruments  and to do and  perform all and every act and thing necessary  and proper to carry into  effect the power or powers  granted by or under this  Limited  Power of  Attorney as fully as the  undersigned  might or
could  do,   and   hereby   does   ratify   and   confirm  to  all  that  said
Attorney-in-Fact shall lawfully do or cause to be done by authority hereof.

      Capitalized  terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Indenture.

                                       C-2

      Third  parties  without  actual notice may rely upon the exercise of the power granted  under this Limited Power of Attorney and may be satisfied  that this  Limited  Power of Attorney  shall  continue in full force and effect and has not been revoked,  unless an  instrument  of  revocation  has been made in writing by the undersigned.

                                       [_________________],
                                          not in its individual capacity
                                          but solely as Indenture Trustee

                                       By:   _________________________________
                                             Name:
                                             Title:

                                       C-3

STATE OF                )
                        SS.
COUNTY OF               )

      On this  ____ day of  ____,  200_,  before  me the  undersigned,  Notary
Public of said State, personally appeared__________________, personally known to me to be duly authorized officers of [_________________] that executed the within instrument  and  personally  known to me to be the  persons who  executed  the
within  instrument  on  behalf  of  [_________________]   therein  named,  and
acknowledged  to me such  [_________________]  executed the within  instrument pursuant to its by-laws.

                                       WITNESS my hand and official seal.

                                       Notary Public in and for the
                                       State of ___________________________

After recording, please mail to:

Attn:_________________________

                                       C-4

                                  EXHIBIT D

                         FORM OF REQUEST FOR RELEASE

DATE:

TO:

RE:         REQUEST FOR RELEASE OF DOCUMENTS

In connection with your  administration  of the Mortgage Loans, we request the release of the Mortgage File described below.

Servicing Agreement Dated:
Series #:
Account #:
Pool #:
Loan #:
Borrower Name(s):
Reason for Document Request: (circle one) Mortgage Loan
Prepaid in Full                           Mortgage Loan Repurchased

"We hereby  certify that all amounts  received or to be received in connection with such payments  which are required to be deposited have been or will be so deposited as provided in the Servicing Agreement."

___________________________________
Wachovia Bank, National Association
Authorized Signature

******************************************************************************
TO CUSTODIAN:  Please acknowledge this request,  and check off documents being enclosed  with a copy of this  form.  You  should  retain  this  form for your files in accordance with the terms of the Servicing Agreement.

Enclosed Documents:  [  ]  Loan Agreement

Name _________________________

Title ________________________

                                       D-1

                                  EXHIBIT E

                        FORM OF FORM 10-K CERTIFICATE

  I, [identify the certifying individual], certify that:

1.    I have  reviewed  this  report on Form 10-K and all reports on Form 10-D required  to be filed in respect of the period  covered by this report on Form
10-K  of the  trust  (the  Exchange  Act  periodic  reports)  pursuant  to the
Servicing   Agreement   dated   [   ],   20[   ]   (the   "Agreement")   among
Wachovia  Bank,  National  Association,  as  servicer  (the  "Servicer"),  the
Wachovia  Mortgage Loan Trust,  LLC [______]  Trust, as issuer (the "Issuer"),
Wachovia Bank,  National  Association,  as Paying Agent (the "Paying  Agent"),
and [_________________], as indenture trustee (the "Indenture Trustee").

2.    Based on my knowledge,  Exchange Act periodic reports, taken as a whole, do not  contain  any untrue  statement  of a material  fact or omit to state a material  fact  necessary  to  make  the  statements  made,  in  light  of the circumstances  under which such  statements  were made,  not  misleading  with respect to the period covered by this report;

3.    Based on my  knowledge,  all of the  distribution,  servicing  and other information  required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

4.    I am responsible for reviewing the activities  performed by the Servicer and based on my knowledge  and the  compliance  review  conducted in preparing the servicer  compliance  statement required in this report under Item 1123 of
Regulation  AB and except as disclosed  in the Exchange Act periodic  reports, the Servicer has fulfilled its obligations under the Agreement; and

      5.    All of the reports on  assessment  of  compliance  with  servicing criteria for asset-backed  securities and their related attestation reports on assessment of compliance with servicing  criteria for asset-backed  securities required  to be  included  in this  report  in  accordance  with  Item 1122 of
Regulation  AB and Exchange Act Rules 13a-18 and 15d-18 have been  included as an exhibit to this report,  except as otherwise  disclosed in this report. Any material  instances  of  noncompliance  described  in such  reports  have been disclosed in this report on Form 10-K.

      In giving the  certifications  above,  I have  reasonably  relied on the information  provided  to me  by  the  following  unaffiliated  parties:  [the
Indenture Trustee].

Date:____________

_________________________________*
[Signature]
Name:
Title:

* - to be signed by the senior officer in charge of the servicing functions of the Servicer

                                       E-1

                                  EXHIBIT F

            FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE

  The undersigned, a Responsible Officer of  [__________] (the "Indenture
Trustee") certifies that:

     (a)    The   Indenture   Trustee   has   performed   all  of  the  duties
   specifically  required to be performed by it pursuant to the  provisions of the  Servicing  Agreement  dated  as  of  [  ],  20[  ]  (the  "Agreement")
   by  and  among  Wachovia  Bank,  National  Association,  as  servicer  (the
   "Servicer"),  the Wachovia  Mortgage  Loan Trust,  LLC [______]  Trust,  as
   issuer (the  "Issuer"),  Wachovia  Bank,  National  Association,  as Paying
   Agent (the "Paying  Agent"),  and the Indenture  Trustee in accordance with the standards set forth therein.

     (b)    Based on my  knowledge,  the list of  Securityholders  as shown on the  Certificate  Register  and  the  Note  Register  as of the end of each calendar  year that is provided by the  Indenture  Trustee  pursuant to the
   Agreement is accurate as of the last day of the 20[  ] calendar year.

            Capitalized  terms  used and not  defined  herein  shall  have the meanings given such terms in the Agreement.

  IN WITNESS WHEREOF, I have duly executed this certificate as of _________,
20__.]

                                    Name: _____________________________
                                    Title: _____________________________

                                       F-1

                                  EXHIBIT G

                              SERVICING CRITERIA

        SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

      The assessment of compliance to be delivered by the Indenture Trustee shall address, at a minimum, the criteria identified as below as "Applicable
Servicing Criteria":

------------------------------------------------------------------------------
                                                                Applicable
                                                                 Servicing
                     Servicing Criteria                          Criteria
------------------------------------------------------------------------------
------------------------------------------------------------------------------
  Reference                      Criteria
------------------------------------------------------------------------------
------------------------------------------------------------------------------
                     General Servicing Considerations
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(1)(i)   Policies and procedures are instituted to
                monitor any performance or other triggers and
                events of default in accordance with the
                transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(1)(ii)  If any material servicing activities are
                outsourced to third parties, policies and
                procedures are instituted to monitor the third
                party's performance and compliance with such
                servicing activities.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(1)(iii) Any requirements in the transaction agreements to maintain a back-up servicer for the pool
                assets are maintained.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(1)(iv)  A fidelity bond and errors and omissions
                policy is in effect on the party participating
                in the servicing function throughout the
                reporting period in the amount of coverage
                required by and otherwise in accordance with
                the terms of the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
                    Cash Collection and Administration
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(2)(i)   Payments on pool assets are deposited into the    |X| (as to
                appropriate custodial bank accounts and           accounts held
                related bank clearing accounts no more than       by Trustee)
                two business days following receipt, or such
                other number of days specified in the
                transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(2)(ii)  Disbursements made via wire transfer on behalf    |X| (as to
                of an obligor or to an investor are made only   investors only)
                by authorized personnel.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(2)(iii) Advances of funds or guarantees regarding
                collections, cash flows or distributions, and
                any interest or other fees charged for such
                advances, are made, reviewed and approved as
                specified in the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
                The related accounts for the transaction, such
                as cash reserve accounts or accounts
                established as a form of                          |X| (as to
                overcollateralization, are separately            accounts held
                maintained (e.g., with respect to commingling     by Trustee)
                of cash) as set forth in the transaction
1122(d)(2)(iv)  agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(2)(v)   Each custodial account is maintained at a
                federally insured depository institution as
                set forth in the transaction agreements. For
                purposes of this criterion, "federally insured
                depository institution" with respect to a
                foreign financial institution means a foreign
                financial institution that meets the
                requirements of Rule 13k-1(b)(1) of the
                Securities Exchange Act.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(2)(vi)  Unissued checks are safeguarded so as to
                prevent unauthorized access.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(2)(vii) Reconciliations are prepared on a monthly
                basis for all asset-backed securities related
                bank accounts, including custodial accounts
                and related bank clearing accounts. These
                reconciliations are (A) mathematically
                accurate; (B) prepared within 30 calendar days
                after the bank statement cutoff date, or such
                other number of days specified in the
                transaction agreements; (C) reviewed and
                approved by someone other than the person who
                prepared the reconciliation; and (D) contain
                explanations for reconciling items. These
                reconciling items are resolved within 90
                calendar days of their original
                identification, or such other number of days
                specified in the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------

                                       G-1

------------------------------------------------------------------------------
                    Investor Remittances and Reporting
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(3)(i)   Reports to investors, including those to be
                filed with the Commission, are maintained in
                accordance with the transaction agreements and
                applicable Commission requirements.
                Specifically, such reports (A) are prepared in
                accordance with timeframes and other terms set
                forth in the transaction agreements; (B)
                provide information calculated in accordance
                with the terms specified in the transaction
                agreements; (C) are filed with the Commission
                as required by its rules and regulations; and
                (D) agree with investors' or the trustee's
                records as to the total unpaid principal
                balance and number of pool assets serviced by
                the servicer.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(3)(ii)  Amounts due to investors are allocated and            |X|
                remitted in accordance with timeframes,
                distribution priority and other terms set
                forth in the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
                Disbursements made to an investor are posted
                within two business days to the servicer's
                investor records, or such other number of days        |X|
1122(d)(3)(iii) specified in the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
                Amounts remitted to investors per the investor
                reports agree with cancelled checks, or other         |X|
1122(d)(3)(iv)  form of payment, or custodial bank statements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
                         Pool Asset Administration
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(i)   Collateral or security on pool assets is
                maintained as required by the transaction
                agreements or related asset pool documents.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
                Pool assets and related documents are
                safeguarded as required by the transaction
1122(d)(4)(ii)  agreements
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(iii) Any additions, removals or substitutions to
                the asset pool are made, reviewed and approved
                in accordance with any conditions or
                requirements in the transaction agreements.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(iv)  Payments on pool assets, including any
                payoffs, made in accordance with the related
                pool asset documents are posted to the
                servicer's obligor records maintained no more
                than two business days after receipt, or such
                other number of days specified in the
                transaction agreements, and allocated to
                principal, interest or other items (e.g.,
                escrow) in accordance with the related pool
                asset documents.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(v)   The servicer's records regarding the pool
                assets agree with the servicer's records with
                respect to an obligor's unpaid principal
                balance.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1122(d)(4)(vi)  Changes with respect to the terms or status of an obligor's pool asset  (e.g., loan
                modifications or re-agings) are made, reviewed
                and approved by authorized personnel in
                accordance with the transaction agreements and
                related pool asset documents.
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1122(d)(4)(vii) Loss mitigation or recovery actions (e.g.,
                forbearance plans, modifications and deeds in
                lieu of foreclosure, foreclosures and
                repossessions, as applicable) are initiated,
                conducted and concluded in accordance with the
                timeframes or other requirements established
                by the transaction agreements.
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1122(d)(4)(vii) Records documenting collection efforts are
                maintained during the period a pool asset is
                delinquent in accordance with the transaction
                agreements. Such records are maintained on at
                least a monthly basis, or such other period
                specified in the transaction agreements, and
                describe the entity's activities in monitoring
                delinquent pool assets including, for example,
                phone calls, letters and payment rescheduling
                plans in cases where delinquency is deemed
                temporary (e.g., illness or unemployment).
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1122(d)(4)(ix)  Adjustments to interest rates or rates of
                return for pool assets with variable rates are
                computed based on the related pool asset
                documents.
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                                       G-2

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1122(d)(4)(x)   Regarding any funds held in trust for an
                obligor (such as escrow accounts): (A) such
                funds are analyzed, in accordance with the
                obligor's pool asset documents, on at least an
                annual basis, or such other period specified
                in the transaction agreements; (B) interest on
                such funds is paid, or credited, to obligors
                in accordance with applicable pool asset
                documents and state laws; and (C) such funds
                are returned to the obligor within 30 calendar
                days of full repayment of the related pool
                asset, or such other number of days specified
                in the transaction agreements.
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1122(d)(4)(xi)  Payments made on behalf of an obligor (such as tax or insurance payments) are made on or
                before the related penalty or expiration
                dates, as indicated on the appropriate bills
                or notices for such payments, provided that
                such support has been received by the servicer
                at least 30 calendar days prior to these
                dates, or such other number of days specified
                in the transaction agreements.
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1122(d)(4)(xii) Any late payment penalties in connection with any payment to be made on behalf of an obligor
                are paid from the servicer's funds and not
                charged to the obligor, unless the late
                payment was due to the obligor's error or
                omission.
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                Disbursements made on behalf of an obligor are
                posted within two business days to the
                obligor's records maintained by the servicer,
                or such other number of days specified in the
1122(d)(4)(xii) transaction agreements.
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1122(d)(4)(xiv) Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in
                accordance with the transaction agreements.
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                Any external enhancement or other support,
                identified in Item 1114(a)(1) through (3) or
                Item 1115 of Regulation AB, is maintained as          |X|
1122(d)(4)(xv)  set forth in the transaction agreements.
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                                       G-3